As filed with the Securities Exchange Commission on April 25, 2000.


                                                        Registration No. 2-99260
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM S-6



                         Post-Effective Amendment No. 24



                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2
                                   ----------

                                   PRUCO LIFE
                                 SINGLE PREMIUM
                              VARIABLE LIFE ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (888) PRU-2888
          (Address and telephone number of principal executive offices)

                                  ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)


                                                Copies to:
CHRISTOPHER E. PALMER                           LEE D. AUGSBURGER
SHEA & GARDNER                                  ASSISTANT GENERAL COUNSEL
1800 MASSACHUSETTS AVENUE, N.W.                 THE PRUDENTIAL INSURANCE COMPANY
WASHINGTON, D.C. 20036                            OF AMERICA
                                                100 MULBERRY STREET
                                                NEWARK, NEW JERSEY  07102-4077
                                   ----------



Flexible Premium Variable Life Insurance Contracts.
It is proposed that this filing will become effective (check appropriate space):
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2000 pursuant to paragraph (b) of Rule 485
         (date)
[ ] 60 days after filing pursuant to paragraph (a) of Rule 485_
[ ] on _________  pursuant to paragraph (a) of Rule 485
        (date)




================================================================================

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2))

                                   ----------


N-8B-2 ITEM NUMBER                 LOCATION
------------------                 --------
    1.                             Cover Page
    2.                             Cover Page
    3.                             Not Applicable
    4.                             Sale of the Contract and Sales Commissions
    5.                             Pruco Life Single Premium Variable Life
                                   Account
    6.                             Pruco Life Single Premium Variable Life
                                   Account
    7.                             Not Applicable
    8.                             Not Applicable
    9.                             Litigation
   10.                             Brief Description of the Contract;
                                   Short-Term Cancellation Right or "Free Look";
                                   Pruco Life Single Premium Variable Life
                                   Account; Transfers; Surrenders; Loans;
                                   Amount of Life Insurance; Lapse and
                                   Reinstatement; When Proceeds are Paid;
                                   Voting Rights; Substitution of Series Fund
                                   Shares
   11.                             Brief Description of the Contract; Pruco
                                   Life Single Premium Variable Life Account;
                                   Amount of Life Insurance
   12.                             Not Applicable
   13.                             Brief Description of the Contract;
                                   Allocation of the Premium Payment; Charges;
                                   Additional Premium Payments; Sale of the
                                   Contract and Sales Commissions
   14.                             Brief Description of the Contract;
                                   Short-Term Cancellation Right or "Free
                                   Look"; Requirements for Issuance of a
                                   Contract
   15.                             Brief Description of the Contract;
                                   Allocation of the Premium Payment;
                                   Additional Premium Payments
   16.                             Cover Page; Brief Description of the
                                   Contract; General Information About Pruco
                                   Life Insurance Company, Pruco Life Single
                                   Premium Variable Life Account, and The
                                   Variable Investment Options Available Under the Contract
   17.                             Transfers; Surrenders; When Proceeds are
                                   Paid
   18.                             Brief Description of the Contract; Pruco
                                   Life Single Premium Variable Life Account;
                                   Amount of Life Insurance
   19.                             Reports to Contract Owners
   20.                             Not Applicable
   21.                             Loans
   22.                             Not Applicable
   23.                             Not Applicable
   24.                             Other General Contract Provisions
   25.                             Pruco Life Insurance Company
   26.                             Charges
                                   Pruco Life Insurance Company; The
   27.                             Prudential Series Fund, Inc.
   28.                             Pruco Life Insurance Company; Directors and
                                   Officers
   29.                             Pruco Life Insurance Company
   30.                             Not Applicable
   31.                             Not Applicable
   32.                             Not Applicable
   33.                             Not Applicable

N-8B-2 ITEM NUMBER                   LOCATION
------------------                   --------
   34.                               Not Applicable
   35.                               Pruco Life Insurance Company
   36.                               Not Applicable
   37.                               Not Applicable
   38.                               Sale of the Contract and Sales Commissions
   39.                               Sale of the Contract and Sales Commissions
   40.                               Not Applicable
   41.                               Sale of the Contract and Sales Commissions
   42.                               Not Applicable
   43.                               Not Applicable
   44.                               Brief Description of the Contract; The
                                     Prudential Series Fund, Inc.; Charges;
                                     Pruco Life Single Premium Variable Life
                                     Account; Amount of Life Insurance;
                                     Additional Premium Payments
   45.                               Not Applicable
   46.                               Brief Description of the Contract; Pruco
                                     Life Single Premium Variable Life Account;
                                     The Prudential Series Fund, Inc.
   47.                               Pruco Life Single Premium Variable Life
                                     Account
   48.                               Not Applicable
   49.                               Not Applicable
   50.                               Not Applicable
   51.                               Not Applicable
   52.                               Substitution of Series Fund Shares
   53.                               Federal Tax Status
   54.                               Not Applicable
   55.                               Not Applicable
   56.                               Not Applicable
   57.                               Not Applicable
   58.                               Not Applicable
   59.                               Financial Statements: Financial Statements
                                     of Pruco Life Single Premium Variable Life
                                     Account; Consolidated Financial Statements of Pruco Life Insurance Company and
                                     Subsidiaries

                                     PART I
                       INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS


MAY 1, 2000


PRUCO LIFE INSURANCE COMPANY                                    DISCOVERY
SINGLE PREMIUM VARIABLE LIFE ACCOUNT                            LIFE
VARIABLE LIFE INSURANCE CONTRACTS                               PLUS
                                                                [LOGO]

This prospectus describes the DISCOVERY(R) Life Plus Contract*, a variable life insurance contract (the "Contract") issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America. You must pay an initial premium of at least $10,000. (In some cases, the minimum initial premium is more than $10,000.)

The Contract provides lifetime insurance coverage, as long as you do not surrender the Contract and as long as the Contract is not in default beyond its grace period. The Contract also provides a cash surrender value if the Contract is surrendered during your lifetime. The death benefit will be the face amount of insurance stated in the Contract or, under certain circumstances, a higher amount. The cash surrender value of the Contract varies daily to reflect charges and the investment performance of the investment options you select. There is no guaranteed minimum cash surrender value, and if investment performance is poor for a sufficiently long time, the cash surrender value could decline to zero.

You may invest your premium and its earnings in the following ways:

o Invest in one or more of 15 available subaccounts of the Pruco Life Single Premium Variable Life Account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The portfolios are listed below.


   CONSERVATIVE BALANCED PORTFOLIO     HIGH YIELD BOND PORTFOLIO
   DIVERSIFIED BOND PORTFOLIO          MONEY MARKET PORTFOLIO
   EQUITY PORTFOLIO                    NATURAL RESOURCES PORTFOLIO
   EQUITY INCOME PORTFOLIO             PRUDENTIAL JENNISON PORTFOLIO
   FLEXIBLE MANAGED PORTFOLIO          SMALL CAPITALIZATION STOCK PORTFOLIO
   GLOBAL PORTFOLIO                    STOCK INDEX PORTFOLIO
   GOVERNMENT INCOME PORTFOLIO         ZERO COUPON BOND 2000 AND 2005 PORTFOLIOS


o Invest in the fixed-rate option, which pays an interest rate periodically declared by Pruco Life, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 3%.

o Invest in a real estate investment option. The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life that, through a partnership, invests primarily in income-producing real property.


The Contract is a Modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59-1/2, a 10% tax penalty. This prospectus describes the Contract generally and the Pruco Life Single Premium Variable Life Account. The attached prospectus for the Series Fund and its statement of additional information describe the investment objectives and the risks of investment in the portfolios. The attached prospectus for the Pruco Life Variable Contract Real Property Account describes the real estate investment option and the risks of investment in that option. Please read this prospectus and the attached prospectuses and keep them for future reference.


                                   ----------

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PRUCO LIFE INSURANCE COMPANY                PRUDENTIAL ANNUITY SERVICE CENTER
   213 Washington Street                             P.O. Box 14215
Newark, New Jersey 07102-2992               New Brunswick, New Jersey 08906-4215
 Telephone: (888) PRU-2888                       Telephone: (888) PRU-2888
*DISCOVERY is a registered mark of Prudential.
 SPVL-1 Ed 5-2000
 Catalog No. 6401654

                            PROSPECTUS CONTENTS

                                                                            PAGE

GLOSSARY....................................................................   1

INTRODUCTION AND SUMMARY....................................................   2


GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE SINGLE
PREMIUM  VARIABLE  LIFE  ACCOUNT,   AND  THE  VARIABLE   INVESTMENT  OPTIONS
AVAILABLE UNDER THE CONTRACT................................................   5
   PRUCO LIFE INSURANCE COMPANY.............................................   5
   PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT..........................   5
   THE PRUDENTIAL SERIES FUND, INC. ........................................   6
   VOTING RIGHTS............................................................   7
   PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT.......................   7
   THE FIXED-RATE OPTION....................................................   8
   WHICH INVESTMENT OPTION SHOULD BE SELECTED?..............................   8

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS........................   9
   REQUIREMENTS FOR ISSUANCE OF A CONTRACT..................................   9
   SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK" ............................   9
   CONTRACT DATE............................................................   9
   ALLOCATION OF THE PREMIUM PAYMENT........................................   9
   TRANSFERS................................................................  10
   SURRENDERS...............................................................  11
   LOANS....................................................................  11
   CHARGES AND EXPENSES.....................................................  12
   AMOUNT OF LIFE INSURANCE (THE DEATH BENEFIT).............................  15
   LAPSE AND REINSTATEMENT..................................................  16
   ADDITIONAL PREMIUM PAYMENTS..............................................  16
   LIVING NEEDS BENEFIT.....................................................  17
   ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND
   ACCUMULATED PREMIUMS.....................................................  18
   WHEN PROCEEDS ARE PAID...................................................  19
   REPORTS TO CONTRACT OWNERS...............................................  19
   TAX TREATMENT OF CONTRACT BENEFITS.......................................  19



   SALE OF THE CONTRACT AND SALES COMMISSIONS...............................  22
   SUBSTITUTION OF SERIES FUND SHARES.......................................  22
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS......  22
   OTHER GENERAL CONTRACT PROVISIONS........................................  22
   STATE REGULATION.........................................................  23
   EXPERTS..................................................................  23
   LITIGATION...............................................................  23
   ADDITIONAL INFORMATION...................................................  24
   FINANCIAL STATEMENTS.....................................................  24

DIRECTORS AND OFFICERS......................................................  25


FINANCIAL STATEMENTS OF PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT.....  A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND
   SUBSIDIARIES.............................................................  B1

                                  GLOSSARY

AMOUNT CREDITED UNDER THE CONTRACT -- See Contract fund below.

CASH SURRENDER VALUE -- The amount payable to the Contract owner upon surrender of the Contract, equal to the Contract fund minus any applicable contingent deferred sales charge and any Contract debt.

CONTRACT ANNIVERSARY -- The same date as the Contract date in each later year.

CONTRACT DATE -- The date Pruco Life received the initial premium payment and certain required documentation.


CONTRACT FUND -- The total amount credited to a specific Contract. On any date, it is equal to the sum of the amounts invested in the subaccounts, the fixed-rate option, the Real Property Account, and the principal amount of any Contract debt plus any interest earned thereon.


CONTRACT OWNER -- Unless a different owner is named in the application, the owner of the contract is the insured.

CONTRACT YEAR -- A year that starts on the Contract date or on a Contract anniversary.


DEATH BENEFIT. -- The amount we will pay upon the death of the insured before the reduction of any Contract debt and amounts needed to pay charges through the date of death.


DISCOVERY LIFE -- A fixed life insurance contract issued by Pruco Life that is similar to Discovery Life Plus except that the owner may not invest the Contract fund in variable investment options.

FACE AMOUNT -- The initial amount of life insurance as shown on the cover page of the Contract.

FIXED-RATE OPTION -- An investment option under which Pruco Life guarantees that interest will be added to the amount allocated at a rate declared periodically in advance.

MONTHLY DATE -- The Contract date and the same date in each subsequent month.


PRUCO LIFE INSURANCE COMPANY, us, we, Pruco Life -- The company offering the Contract.


PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT (THE "ACCOUNT") -- A separate account of Pruco Life registered as a unit investment trust under the Investment Company Act of 1940.

PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT (THE "REAL PROPERTY ACCOUNT") -- A separate account of Pruco Life which, through a partnership, invests primarily in income-producing real property.

SUBACCOUNT -- A division of the Account, the assets of which are invested in shares of the corresponding portfolio of the Series Fund.

TARGET LOAN AMOUNT -- The amount, equal to 10% of the initial premium for each completed Contract year, that may be borrowed as a first loan in any year at the most favorable net cost to the Contract owner.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND") -- A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

VALUATION PERIOD -- The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern Standard time on each day during which the New York Stock Exchange is open.

VARIABLE  INVESTMENT  OPTIONS  --  The  subaccounts  and  the  Real  Property
Account.

WE -- Pruco Life Insurance Company.

YOU -- The owner of the Contract.

                          INTRODUCTION AND SUMMARY

THIS SUMMARY PROVIDES A BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. YOU WILL FIND FURTHER DETAIL IN THE FOLLOWING SECTIONS OF THIS PROSPECTUS AND IN THE CONTRACT. THE CONTRACT, WHICH INCLUDES THE APPLICATION ATTACHED TO IT, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND PRUCO LIFE. YOU SHOULD RETAIN THESE DOCUMENTS.

As you read this prospectus, you should keep in mind that this is a life insurance contract. Variable life insurance has significant investment aspects and requires you to make investment decisions. Therefore, it is also a "security". Securities that are offered to the public must be registered with the U.S. Securities and Exchange Commission. The prospectus that is part of the registration statement must be given to all prospective purchasers. A substantial part of the premium pays for life insurance that will pay a death benefit to the beneficiary in the event of the insured's death. This death benefit generally far exceeds your total premium payment. You should not buy this contract unless the primary reason for the purchase is to provide life insurance protection.

BRIEF DESCRIPTION OF THE CONTRACT


The Contract is a form of variable life insurance. It is based on a Contract fund, the value of which changes every business day. The chart below describes how the value of your Contract fund changes.


You can purchase this contract by making an initial premium payment. The minimum initial payment is $10,000. For insureds aged 76 through 85 the minimum initial payment is $50,000. You decide the amount of the initial premium (as long as it meets the minimum requirement) and from this we determine the initial amount of life insurance. Although the Contract will begin to vary immediately to reflect the investment results, the amount of life insurance will ordinarily not change for several years. The amount of life insurance may not change at all. If investment results are sufficiently favorable the amount of insurance will eventually increase.


You may invest your premium in one or more of the 15 available subaccounts, a real estate investment option or in the fixed-rate option. The amount invested will be your initial premium payment minus any charge for taxes attributable to premiums. Your Contract fund value changes every day depending upon the change in the value of the particular investment options that you have selected.

Although the value of your Contract fund will increase if there is favorable investment performance in the subaccounts you select, there is a risk that investment performance will be unfavorable and that the value of your Contract fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 9. If you select the fixed-rate option, we credit your account with a declared rate or rates of interest but you assume the risk that the rate may change.


You may surrender the Contract in full and receive the cash surrender value. Partial surrenders and contract splits are not permitted. You may borrow against the value of your Contract. See LOANS, page 12.

The Contract is a Modified Endowment Contract under federal tax law. Any policy loan, surrender or other pre-death distribution may result in adverse tax consequences, and, if the insured is less than age 59-1/2, a 10% tax penalty.

CHARGES

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from your premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses. The maximum charges shown in the chart, as well as the current lower charges, are fully described under CHARGES AND EXPENSES, page 13.

           -----------------------------------------------------------
                                 PREMIUM PAYMENT
           -----------------------------------------------------------

                --------------------------------------------------
                o Less charge for taxes attributable to premiums. (Under certain circumstances, this charge may be reduced or eliminated, see Charges and Expenses, page 12).
               --------------------------------------------------

-------------------------------------------------------------------------------
                           INVESTED PREMIUM AMOUNT
-------------------------------------------------------------------------------
   o  To be invested in one or a combination of:
      o  15 investment portfolios of the Series Fund.
      o  The Real Property Account.
      o  The Fixed Rate Option.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                CONTRACT FUND
-------------------------------------------------------------------------------
   On the Contract date, the Contract fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract fund changes daily.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                  PRUCO LIFE ADJUSTS THE CONTRACT FUND FOR:
-------------------------------------------------------------------------------
   o Addition of any increase due to investment results of the chosen subaccounts.


   o Addition of guaranteed interest at an effective annual rate of 3% (plus any excess interest if applicable) on the portion of the Contract fund allocated to the fixed-rate option.


   o Addition of guaranteed interest at an effective annual rate of either 5.5% or 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 6%. See LOANS, page 12.)

   o Subtraction of any decrease due to investment results of the chosen subaccounts.


   o Addition of any new invested premium amounts. (Additional premiums may be paid, in limited circumstances.)


   o  Subtraction of the charges listed below, as applicable.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                DAILY CHARGES
-------------------------------------------------------------------------------
   o ADMINISTRATIVE EXPENSE CHARGE - We deduct a daily administrative expense charge, equivalent to an annual rate of 0.35% from the variable investment options.

   o MORTALITY AND EXPENSE RISK CHARGE - We deduct a daily mortality and expense risk charge, equivalent to an annual rate of 0.9 % from the variable investment options.

   o MANAGEMENT FEES AND EXPENSES - We deduct these fees and expenses from the Series Fund and Real Property Account assets.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                               MONTHLY CHARGES
-------------------------------------------------------------------------------
   o INSURANCE PROTECTION CHARGE - We generally deduct an amount equal to 0.05% of the contract fund per month. If the contract fund falls so low that making a monthly charge of 0.05% is inadequate, the charge may be increased to the amount permitted by the 1980 Commissioners Standard Ordinary Mortality Table ("1980 CSO Table").
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         POSSIBLE ADDITIONAL CHARGES
-------------------------------------------------------------------------------
   o During the first six years, we will assess a contingent deferred sales charge if the contract is surrendered. The maximum contingent sales charge during the first contract year is 9% of the amount credited under the contract. This charge is decreased by 1% each year until the sixth year when it equals 4% of the amount credited under the contract. We do not assess a charge after the sixth year. This charge will never be greater than 9% of your initial premium payment.
-------------------------------------------------------------------------------

REFUND


For a limited time, you may return your contract for a refund in accordance with the terms of its free-look provision. See SHORT-TERM CANCELLATION RIGHT or "FREE LOOK", page 10.

For the definition of special terms used in this prospectus, see GLOSSARY, page
2.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF THE EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL COVERAGE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR THE SERIES FUND AND THE PROSPECTUS FOR THE PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

                      GENERAL INFORMATION ABOUT PRUCO LIFE
                     INSURANCE COMPANY, PRUCO LIFE SINGLE PREMIUM
                     VARIABLE LIFE ACCOUNT, AND THE VARIABLE
                   INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.


The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the Company's subsidiares, such as the Pruco Life insurance companies, would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractowners of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.




PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT


We have established a separate account, The Pruco Life Single Premium Variable Life Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on April 15, 1985 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life.

Currently, you may invest in one or a combination of 15 available variable investment options.

When you choose a variable investment option, we purchase shares of a mutual fund, which are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Pruco Life that invests in a particular mutual fund is referred to in your contract as the subaccount. Pruco Life may add additional variable investment options in the future. The Account's Financial Statements begin on page A1.


THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. The Series Fund has 15 separate portfolios. The following is a list of those portfolios and their investment objectives.

o CONSERVATIVE BALANCED PORTFOLIO - The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o DIVERSIFIED BOND PORTFOLIO - The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o EQUITY PORTFOLIO - The investment objective is capital appreciation. The portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o EQUITY INCOME PORTFOLIO - The investment objective is both current income and capital appreciation. The portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the NYSE Composite Index.

o FLEXIBLE MANAGED PORTFOLIO - The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o GLOBAL PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o GOVERNMENT INCOME PORTFOLIO - The investment objective is a high level of income over the longer term consistent with the preservation of capital. The portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

o HIGH YIELD BOND PORTFOLIO - The investment objective is a high total return. The portfolio invests primarily in high yield/high risk debt securities.

o MONEY MARKET PORTFOLIO - The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o NATURAL RESOURCES PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o PRUDENTIAL JENNISON PORTFOLIO - The investment objective is to achieve long-term growth of capital. The portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o SMALL CAPITALIZATION STOCK PORTFOLIO - The investment objective is long-term growth of capital. The portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

o STOCK INDEX PORTFOLIO - The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index").

o TWO ZERO COUPON BOND PORTFOLIOS - 2000 AND 2005 - The investment objective of these two portfolios is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped to their interest coupons, or have interest coupons that have been stripped from the debt obligations. On November 15, 2000, the liquidation date of the Zero Coupon Bond 2000 Portfolio, investments in that Portfolio will be transferred to the Money Market Portfolio.


Prudential is the investment advisor for the assets of each of the portfolios within the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. For more information, see the attached Series Fund prospectus and the Series Fund's statement of additional information.

As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses such as accounting and custodian fees. These fees and expenses are listed in the table in the DEDUCTIONS FROM PORTFOLIOS section of page 13, and are more fully described in the attached prospectus for the Series Fund.


In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:


o  changes in state insurance law;

o  changes in federal income tax law;

o  changes in the investment management of any portfolio of the Series Fund; or

o differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, RESTRICTIONS, EXPENSES, INVESTMENT RISKS, AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.


VOTING RIGHTS

     We are the legal owner of the shares in the Funds associated with the variable investment options. However, we vote the shares in the Funds according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.



PRUCO LIFE VARIABLE CONTRACT REAL PROPERTY ACCOUNT


The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of Pruco Life that, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.


The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.


A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS IF YOU ARE CONSIDERING THE REAL PROPERTY ACCOUNT AS AN INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

THE FIXED-RATE OPTION


BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, SUBJECT PRUCO LIFE AND ITS OFFICERS TO CIVIL LIABILITY IF THAT RESULTS IN ANY DAMAGE.


You may elect to allocate, either initially or by transfer, all or part of the amount credited under the contract to a fixed-rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the assets of the general account, and you do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%.


Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the third contract anniversary following the date of the allocation. Thereafter, a new crediting rate will be declared each year, and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 3%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the contract fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits. See TRANSFERS, page 11. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to 6 months. See WHEN PROCEEDS ARE PAID, page 20. For contracts issued in Texas, the fixed-rate option is not available.


WHICH INVESTMENT OPTION SHOULD BE SELECTED?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock or Global may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond, Government Income or Zero Coupon Bond Portfolios. Or, you may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with higher yields. You may choose to allocate a portion of your investment to specialized investment options, such as the Natural Resources Portfolio and the Real Property Account. You may wish to divide your invested premium among two or more of the investment options. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolio.

Your choice should take into account how willing you are to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential representative from time to time about the choices available to you under the Contract. Prudential recommends AGAINST frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

For insureds below the age of 76, the minimum initial premium payment is $10,000. For insureds aged 76 through 85, the minimum initial premium payment is $50,000. Pruco Life requires evidence of insurability, which may include a medical examination, before issuing any contract. We will only issue the contract on insureds who are classified as standard risks following Pruco Life's regular underwriting process. If we do not approve your application, because the current underwriting requirements are not met, we will promptly return your premium payment. The Company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you can return a contract for a refund

o  within 10 days after you receive it,

o  within 45 days you sign Part I of the application or

o within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest.


Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the contract to the representative who sold it or to the Prudential Annuity Service Center specified in the contract. If you return the contract according to this provision it shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. If applicable state law so requires, the contractowner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.


CONTRACT DATE

The Contract date will be the date we receive the initial payment and the completed application in the Prudential Annuity Service Center. On the Contract date, the amount credited under the Contract will begin to vary with the investment results of the variable investment options that you have chosen or the declared interest rate, if you have selected the fixed-rate option. Your insurance protection begins on the Contract date. Your Contract date is listed on your Contract.

ALLOCATION OF THE PREMIUM PAYMENT

You determine how the initial premium payment, after the deduction for any taxes attributable to premiums, will be allocated among the subaccounts, the fixed-rate option, and the Real Property Account. You may choose to allocate nothing to a particular subaccount or to the fixed-rate option or the Real Property Account, but any allocation made must be at least 10% and may not be a fractional percent.

Additionally, a feature called Dollar Cost Averaging is available if you make an allocation to the Money Market Subaccount. Under this feature, automatic flat dollar amounts will be transferred monthly from the Money Market Subaccount into other investment options available under the Contract, excluding the fixed-rate option, but including the Real Property Account. At issue, the minimum amount initially designated for transfer under this feature must be the greater of $10,000 and 10% of the initial premium payment. After issue, Pruco Life will accept an amount less than $10,000 provided it brings the balance in any current Dollar Cost Averaging account up to $10,000. Automatic monthly transfers must be at least 3% of the amount INITIALLY allocated to the Dollar Cost Averaging account (that is, if $10,000 is INITIALLY ALLOCATED the minimum monthly transfer is $300), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life's discretion. The minimum transfer amount will only be recalculated upon an increase in the amount allocated to the account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly date, provided the New York Stock Exchange (NYSE) is open on that date. If the NYSE is not open on the Monthly date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the amount designated for Dollar Cost Averaging has been transferred, or until you give notification of a change in allocation or cancellation of the account. Currently, there is no charge for using the Dollar Cost Averaging account.

TRANSFERS


You may, up to four times each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option, or to the Real Property Account. We are not currently enforcing this limit; however, we may do so in the future if it becomes necessary due to excessive transfer activity. The amount you transfer from any one subaccount must be at least $300 (unless the subaccount balance is less than $300, in which case you may transfer the entire balance).


A transfer will take effect as of the end of the valuation period in which a proper transfer request is received at the Prudential Annuity Service Center. You may transfer amounts by proper written notice to the Prudential Annuity Service Center, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the contract is jointly owned or you elect not to have this privilege. Telephone transfers are not available if Pruco Life has received proper notice that the contract is assigned. See ASSIGNMENT, page 23.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by phone are genuine. We will not be held liable for following telephone instructions we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a transfer during peak periods such as periods of drastic economic or market change.

In addition, you may transfer the entire amount of the contract fund in the subaccounts to the fixed-rate option at any time. If you wish to convert your contract to a fixed-benefit contract you must request a complete transfer of funds to the fixed-rate option and you should also change your allocation instructions regarding any future premiums. The fixed-rate option is not available for contracts issued in Texas. However, for contracts issued in Texas, you may convert your variable contract to a comparable fixed-benefit policy during the first 2 contract years.


The liquidation date of the Zero Coupon Bond 2000 Subaccount is November 15, 2000 and the liquidation date of the Zero Coupon Bond 2005 Subaccount is November 15, 2005. On the liquidation date of a Zero Coupon Bond Subaccount, all the shares held by it in the corresponding portfolio of the Series Fund will be redeemed and the proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless you direct that it be transferred to another subaccount. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a contract year.


Transfers from the fixed-rate option to the subaccounts are currently permitted only once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of:

o  25% of the amount in the fixed-rate option and

o  $5,000.

If we receive a proper request to transfer from the fixed-rate option before the Contract anniversary, we will process the transfer request as of the Contract anniversary. If we receive a proper transfer request during the 30-day period after the Contract anniversary, we will process the transfer request as of the end of the valuation period in which the request is received at the Prudential Annuity Service Center. We may change these limits and procedures in the future.

Transfers to and from the Real Property Account are subject to restrictions described in a separate prospectus for that investment option.

The contract was not designed for professional market timing organizations or other organizations or individuals using programmed, large or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Account and the Series Fund and will be discouraged. If such a pattern were to be found, Pruco Life may be required to modify the transfer procedures, including but not limited to not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.


SURRENDERS


You may surrender the contract at any time for its full cash surrender value (which takes into account the contingent deferred sales charge, if any, and any contract debt). The "contract debt" is the principal amount of all outstanding loans plus any interest accrued thereon. Partial surrenders and contract splits are not permitted. To surrender a contract, we may require you to deliver or mail it, together with a written request in a form that meets our needs, to the Prudential Annuity Service Center. We will determine the cash surrender value of the contract as of the end of the valuation period during which proper notice is received at the Prudential Annuity Service Center. See WHEN PROCEEDS ARE PAID, page 20. Surrender of the Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.


LOANS

You may borrow from Pruco Life an amount up to the "loan value" of the contract using only the contract as security for the loan. Your Contract provides that loans will be made only on or after your first contract anniversary. However, as an administrative practice, we currently allow you to make a loan during your first contract year. We may change this practice. The loan value of your contract is 90% of an amount equal to your contract fund, reduced by any charges due upon surrender. However, as an administrative practice, we currently allow you to borrow up to 100% of the portion of your Contract fund attributable to the fixed-rate option (or any portion of the Contract fund attributable to a prior loan supported by the fixed-rate option), reduced by any charges due upon surrender. We may change this practice. Loans will be treated as distributions for tax purposes. See TAX TREATMENT OF CONTRACT BENEFITS, page 20.

Interest charged on a loan is accrued daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it will become part of the loan and we will charge interest on it too. We charge interest at an effective annual rate of 6%.

When you make a loan, an amount equal to the loan proceeds will be transferred out of your investment options. We will generally reduce the amount invested in each investment option in the same proportions as the value in each subaccount, the fixed-rate option and the Real Property Account bears to the total value of the Contract. The amount transferred out of the investment options continues to be part of your Contract fund. It will be credited daily with interest at an effective annual rate of either 4% or 5.5%. We determine the rate or rates applicable to your Contract in the following way. The loan amount is divided into two parts, the "target loan amount" and the remainder. The target loan amount for any contract year is 10% of the initial premium for each contract year. Thus in the first year it is 10% of the premium payment, in the second year 20% of the premium payment, and so on. Any borrowed amount that is part of the target loan amount is credited with interest daily at an effective annual rate of 5.5%. Amounts borrowed in excess of the target loan amount, and second loans in any year, are credited daily with interest at an effective annual rate of 4%. So the net cost of the loan to you is about 0.5% per year on the target loan amount and 2% per year on amounts in excess of the target loan amount and on second loans in any year; however, since the amount borrowed is not invested in the variable investment option[s] the cash surrender value does not, to that extent, participate in either favorable or unfavorable investment performance. Upon each contract anniversary any outstanding loan up to the new target loan amount will be credited interest at the 5.5% rate even if some of that loan had been credited interest at 4% in the prior year.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be.

The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

In addition, you should note that a contract loan will increase the difference between the gross investment return in the underlying portfolio[s] of the Series Fund and the net return in the selected subaccount[s]. This is because the cost of insurance charge (see MONTHLY DEDUCTION FROM CONTRACT FUND, page 15) is not reduced when you make a contract loan but the amount in the subaccount[s] from which the charges are deducted is reduced by the amount of the loan.

When you repay all or part of a loan, we will increase the portion of the Contract fund in the investment options by the amount of the loan you repay. If loan interest is paid when due, it will not change the portion of the Contract fund allocated to the investment options.


CHARGES AND EXPENSES

This section provides a detailed description of each charge that is described briefly in the chart on page 4, and an explanation of the purpose of the charge.

DEDUCTION FROM PREMIUM PAYMENTS.

We will deduct the amount of premium-based taxes applicable to your Contract from the initial premium payment. These taxes vary from state to state and also vary in some states by municipalities and counties. The tax rates in those jurisdictions that impose a tax generally range from 0.75% to 5% (but in some instances may exceed 5%). The amount remaining after the deduction of premium taxes is allocated to the investment option[s] as you direct. However, if

o the sum of the initial premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life contracts issued on the same insured equal $50,000 or more, or

o contracts are purchased on all children of a parent or all grandchildren of a grandparent, each contract has an initial premium of $25,000 or more and the total initial premiums add up to $50,000 or more, we will deduct for initial and additional premium taxes only the portion of the applicable state premium taxes which is in excess of 4% of the premium, and any applicable local premium taxes. If total premiums under the Contract and all other DISCOVERY Life Plus and DISCOVERY Life contracts issued on the same insured equal or exceed $50,000, any premium taxes previously deducted will be used to increase the Contract Fund on the most recent contract. In many cases, if a contract is purchased with an initial premium of $50,000 or more, there will be no deduction from the payment and the entire amount will be invested as you direct. During 1999, 1998, and 1997, Pruco Life received no money in charges for payment of premium taxes.


DEDUCTIONS FROM PORTFOLIOS

Subject to certain caps and offsets, the charges and expenses of the Series Fund are indirectly borne by the Contract owners. The Account purchases shares of the Series Fund at net asset value. The net asset value of those shares reflects investment management fees and expenses already deducted from the assets of the Series Fund. More detailed information is contained in the attached prospectus for the Series Fund and its statement of additional information. Higher charges and expenses are incurred if the Real Property Account is selected, as described in the attached prospectus for the Real Property Account.


The total expenses of each portfolio for the year 1999 expressed as a percentage of the average assets during the year are shown below:

---------------------------------------------------------------------------------------
                                                    Other Expenses    Total Expenses
                                     Investment     (after expense    (after expense
Portfolio                           Advisory Fee    reimbursement)*   reimbursement)
---------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                   0.40%            0.02%*            0.42%*
DIVERSIFIED BOND PORTFOLIO               0.40%            0.03%*            0.43%*
GOVERNMENT INCOME PORTFOLIO              0.40%            0.04%             0.44%
ZERO COUPON BOND PORTFOLIO 2000          0.40%            0.18%*            0.58%*
ZERO COUPON BOND PORTFOLIO 2005          0.40%            0.19%*            0.59%*
CONSERVATIVE BALANCED PORTFOLIO          0.55%            0.02%*            0.57%*
FLEXIBLE MANAGED PORTFOLIO               0.60%            0.02%*            0.62%*
HIGH YIELD BOND PORTFOLIO                0.55%            0.05%             0.60%
STOCK INDEX PORTFOLIO                    0.35%            0.04%             0.39%
EQUITY INCOME PORTFOLIO                  0.40%            0.02%             0.42%
EQUITY PORTFOLIO                         0.45%            0.02%*            0.47%*
PRUDENTIAL JENNISON PORTFOLIO            0.60%            0.03%             0.63%
SMALL CAPITALIZATION STOCK PORTFOLIO     0.40%            0.05%             0.45%
GLOBAL PORTFOLIO                         0.75%            0.09%             0.84%
NATURAL RESOURCES PORTFOLIO              0.45%            0.12%             0.57%
---------------------------------------------------------------------------------------

* Some investment management fees and expenses charged to the Series Fund may be higher than those that were previously charged to the Pruco Life Series Fund, Inc., in which the Account previously invested. For the Money Market, Diversified Bond, Zero Coupon Bond Portfolio 2000, Zero Coupon Bond Portfolio 2005, Conservative Balanced, Flexible Managed, and Equity Portfolios, Pruco Life will make daily adjustments that will offset the effect on contract owners of any higher investment management fees and expenses charged against the Series Fund. Pruco Life also makes, on a non-guaranteed basis, daily adjustments to ensure that the portfolio expenses indirectly borne by a contract owner investing in the Zero Coupon Bond Portfolio 2005 will not exceed the investment management fee.

Without such adjustments the portfolio expenses indirectly borne by a Contract owner, expressed as a percentage of the average daily net assets by portfolio, would have been 0.41% for the Money Market Portfolio, 0.42% for the Diversified Bond Portfolio, 0.62% for the Zero Coupon Bond Portfolio 2000, 0.61% for the Zero Coupon Bond Port-folio 2005, 0.57% for the Conservative Balanced Portfolio, 0.61% for the Flexible Managed Portfolio, and 0.47% for the Equity Portfolio in 1998. Pruco Life does not intend to discontinue the adjustments for the Zero Coupon Bond Portfolio 2005 in the future, although it retains the right to do so. No such offset will be made with respect to the remaining portfolios.

DAILY DEDUCTION FROM THE CONTRACT FUND


We impose a charge for the expenses we incur in administering the contracts, which includes such things as underwriting the contract, conducting any medical examinations, establishing and maintaining records, and providing reports to contract owners. We deduct this charge daily from the assets of each of the variable investment options, in an amount equivalent to an effective annual rate of up to 0.35% (.00095723%, daily). During 1999, 1998 and 1997, Pruco Life received a total of approximately $1,065,000, $1,077,000, and $1,034,000, respectively, in annual administrative charges under the Contracts. We guarantee that we will not increase this charge above an effective annual rate of 0.35% over the life of the Contract.

We charge for assuming the risk that our estimates of longevity and of the expenses we expect to incur, over the lengthy periods that this contract may be in effect--estimates that are the basis for the level of the other charges we make under the contracts--will turn out to be incorrect. The mortality and expense risk charge will be made by deducting daily, from the assets of each of the subaccounts and/or the Real Property Account, a percentage of those assets equivalent to an effective annual rate of up to 0.9% (.00245475%, daily). During 1999, 1998, and 1997, Pruco Life received a total of approximately $2,730,000, $2,761,000, and $2,652,000, respectively, in mortality and expense risk charges under the Contracts.

MONTHLY DEDUCTION FROM CONTRACT FUND

Immediately after your Contract is issued the amount of insurance payable upon your death (the face amount) will be substantially higher than the initial premium payment. As you grow older, and if investment results (or interest credited) have been reasonably favorable, the difference between the Contract Fund and the amount payable to the beneficiary in the event of your death will become smaller. But the death benefit will always be higher than the Contract Fund. To enable us to pay this additional amount, we make a monthly charge commencing on the Contract date. The National Association of Insurance Commissioners publishes mortality tables from which it can be determined what an appropriate monthly charge for this purpose should be, depending upon the insured's age and sex (except where unisex rates apply). One set of such tables is known as the 1980 CSO Table. Although we have the contractual right to charge maximum cost of insurance rates, based on the 1980 CSO Table, the actual cost of insurance charge will generally be lower than that specified by the 1980 CSO Table. Except as explained in the next paragraph, the charge will be imposed on each of the Contract's Monthly dates (i.e., the contract date and the same day of each succeeding month) in an amount equal to 0.05% per month of the contract fund on such dates. The sum of 12 monthly mortality charges is likely to be between 0.6% and 0.65% per Contract year of the contract fund. The exact percentage is uncertain because the contract fund varies in amount daily. If the contract fund remains level throughout the entire contract year, the sum of the charges would be 0.6% of the Contract fund. If the contract fund declined uniformly throughout the year, the sum would be less than 0.6%. If the contract fund increased uniformly throughout the year, the sum would be greater than 0.6%. (For example, at a 12% gross rate of return, the sum of the monthly charges would be approximately 0.65%.)

The monthly insurance charge generally will be assessed at a rate of 0.05% per month of the contract fund, unless as a result of very unfavorable investment experience, the contract fund falls so low as to make a monthly charge based upon a rate of 0.05% per month inadequate. In that event, the charge may be increased to the amount permitted by the 1980 CSO Table. This higher charge would generally be assessed only when the Contract fund is at least 40% lower than that which would exist were a net rate of 6% earned in the applicable variable investment option[s] and maximum mortality charges based on the 1980 CSO Table deducted. This will require that the return average somewhat less than 6% for several years or that a substantial depreciation in the contract fund occur in a particular year. For example, for a male who buys a contract at age 35, investment results could average a net return of 2.22% per year for about 19 years before we will make a higher cost of insurance charge. As another example, for a male who buys a contract at age 40 and experiences an average net return of 6% per year for 8 years, it would take a loss of about 43% in the ninth year (which could occur if there was a substantial market drop) in order to bring about an increase in the insurance charge.

SURRENDER CHARGE


A contingent deferred sales charge may be imposed upon surrender of this contract. This charge compensates us for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, preparation of sales literature, and other promotional activities. No sales charge will be made if the contract is surrendered after the sixth contract year. If the contract is surrendered in the first year, the charge will be 9% of the amount credited under the contract. For each year after the first that the contract is in effect, the contingent deferred sales charge as a percentage of the contract fund is reduced by 1% until it reaches 4% in year six. However, in no event will the sales charge be greater than 9% of the initial premium payment. If there is an outstanding loan, the amount of any deferred sales charge will be computed as if the loan had been repaid immediately before the surrender. No deferred sales charge is applicable to the death benefit, no matter when that may become payable. During 1999, 1998, and 1997, Pruco Life received a total of approximately $11,000, $28,000, and $34,000, respectively, in sales charges on surrenders of the Contracts.


OTHER INFORMATION ABOUT CHARGES


As you can see from the foregoing description, the amount credited under the Contract at the outset of the Contract will be less than the initial premium payment by the amount of the premium tax payable, unless the initial premium payment satisfies our standards for elimination or reduction of the premium tax charge as explained above. Thereafter, assuming a total Series Fund expense ratio of 0.48% (taking into account any applicable offsets described under THE PRUDENTIAL SERIES FUND, INC. on page 7), a cost of insurance charge of 0.05% per month and no Contract debt, the amount credited under the Contract will vary at a rate that is approximately 2.32% to 2.37% lower than the gross investment return of the underlying portfolio of the Series Fund in which the assets held under the Contract are invested.

The account is not a separate taxpayer for purposes of the Internal Revenue Code. The earnings of the account are taxed as part of the operations of Pruco Life. No charge is currently being made against the Account for company federal income taxes (excluding any charge for taxes attributable to premiums). We will review the question of a charge to the account for company federal income taxes periodically. Such a charge may be made in future years for any company federal income taxes that would be attributable to the Account.

Under current law, Pruco Life may incur state and local taxes (in addition to premium-based taxes) in several states. At present, these taxes are not significant and they are not charged against the account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

AMOUNT OF LIFE INSURANCE (THE DEATH BENEFIT)


As stated earlier, when we issue the contract, we will determine the initial amount of life insurance based on the amount of the initial premium payment. That amount will be shown on the cover page of the contract and is called the "face amount". We calculate the face amount as the amount of whole life insurance that can be provided for the insured by the initial premium, after the deduction of any applicable state and local premium taxes. This calculation is based on the 1980 CSO Table and an interest rate of at least 6%. The amount payable to the beneficiary upon death of the insured--the death benefit--will never be less than the face amount as long as the Contract remains in force, except that it will be reduced by the amount of any outstanding loan plus interest. However, the contract's death benefit may be higher than the face amount, depending upon the length of time the contract is in force and the contract's investment results.


1. SOME TYPICAL FACE AMOUNTS. The following table shows for insureds of various ages what the face amount of insurance will be for an initial premium payment of $10,000 or $50,000. The table assumes that at issuance the fixed-rate option is not being credited more than 6% (if a higher rate is being credited under the fixed-rate option, the face amount will be slightly higher) and, for the $10,000 premium payment, assumes a total state and local premium tax rate of 2%.

         -------------------------------------------------------------
           AGE OF          FACE AMOUNT             FACE AMOUNT
          INSURED          FOR $10,000             FOR $50,000
           ON THE            PREMIUM                 PREMIUM
          CONTRACT   ----------------------  -------------------------
            DATE         MALE      FEMALE       MALE        FEMALE
         ----------  ----------------------  -------------------------
              5        $231,211   $298,154   $1,179,644   $1,521,193
             15        $151,173   $198,359   $  771,290   $1,012,032
             25        $104,157   $129,799   $  531,412   $  662,236
             35        $ 66,654   $ 82,561   $  340,069   $  421,229
             45        $ 42,601   $ 52,980   $  217,353   $  270,304
             55        $ 28,260   $ 35,032   $  144,183   $  178,734
             65        $ 19,832   $ 23,624   $  101,180   $  120,529
             75        $ 14,982   $ 16,631   $   76,439   $   84,850
         -------------------------------------------------------------

In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 23.

2. INCREASE IN DEATH BENEFIT DUE TO FAVORABLE INVESTMENT EXPERIENCE. It is likely that the amount of insurance will not change for several years after the contract date. Then, if investment experience is sufficiently favorable (by which is generally meant an average annual net return of greater than 6%), the death benefit may increase. The Contract provides that the death benefit will never be less than the face amount or a stated multiple (which changes every year with the attained age of the insured) of the contract fund. The latter ensures that the contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. Representative multiples for insureds are shown in the table below.

             ------------------------------------------------------------
                                     DEATH BENEFIT IS NO LESS THAN
                                      THE CONTRACT FUND TIMES THE
                                 FOLLOWING MULTIPLE (ASSUMES NO LOAN)
                 AGE OF      --------------------------------------------
                 INSURED             MALE                 FEMALE
                ---------    -------------------  -----------------------
                    5                4.80                  7.50
                   15                4.80                  7.50
                   25                4.56                  6.11
                   35                3.76                  4.52
                   45                2.27                  2.64
                   55                1.55                  1.82
                   65                1.23                  1.40
                   75                1.09                  1.15
                   85                1.05                  1.05
                   95                1.02                  1.02
             ------------------------------------------------------------

Thus, for a male age 55 who purchased a contract with a face amount of $133,307 when he was 35 for a premium payment of $20,000, if the contract fund has increased to $123,049 due to a gross return in the selected Series Fund portfolios of 12%, the death benefit payable will be $196,879 at the end of 20 years, based on the assumptions reflected in the table on page T1. If the Contract fund were to drop subsequently because of unfavorable investment results, the death benefit would also drop, but not below the face amount. In some states the figures in the above table for males will apply to both males and females. The table does not apply to certain Contracts issued to employers and employee organizations based on unisex rates. See LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS, page 23.

LAPSE AND REINSTATEMENT

If the investment results of a contract's variable investment option[s] have been so unfavorable that the net cash surrender value on any Monthly date has decreased to zero or less, the contract will go into default.

Should this happen, Pruco Life will send you a notice of default setting forth the payment necessary to keep the contract in force. This payment must be received at the Prudential Annuity Service Center within the 61 day grace period after the notice of default is mailed or the contract will lapse and have no value. A contract that lapses with an outstanding contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS on page 20.

A contract that has lapsed may be reinstated within 3 years after the date of default unless the contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the contract.

A contract that has lapsed has no value and provides no benefits.

ADDITIONAL PREMIUM PAYMENTS

After the contract has been in force for several years, you may be allowed the option of paying additional premium payments in order to increase your Contract fund. Such premium payments are allowed when they will not cause the contract to fail to qualify as life insurance for tax purposes and will not then increase the amount of insurance. Upon request, we will tell you whether an additional premium payment can be made and its maximum amount. If you make an additional premium payment, the amount of that payment, less any applicable premium taxes, will increase the contract fund but not the death benefit. These premium payments will not increase the maximum possible deferred sales charge. We will not accept an additional premium payment if it would, through the application of the multiples shown on page 17, immediately result in an increase in the death benefit.

Several factors affect when additional premium payments may be made. For example, the contract years in which a female issue age 55 may make additional payments depend upon investment performance. Based upon a hypothetical gross annual rate of return of 8% in the selected Series Fund portfolio[s], and upon the assumptions reflected in the table on page T1, an additional payment may first be made in year 12, and additional payments may be made as late as year 20.

LIVING NEEDS BENEFIT

You may elect to add the Living Needs BenefitSM to your Contract at the time of issue, provided we receive satisfactory evidence of insurability. The benefit may vary state-by-state. It can generally be added only to contracts with face amounts of $50,000 or more or when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the contract's cash surrender value. Depending upon state regulatory approval, one or both of the following options may be available. You should consult with a Pruco Life representative to determine whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of 6 months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by you as a Living Needs Benefit. You may:

o  elect to receive the benefit in a single sum or

o  receive equal monthly payments for 6 months.

If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.


NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for 6 months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by you as a Living Needs Benefit. You may:

o  elect to receive the benefit in a single sum or

o receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured.

If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

The Living Needs Benefit is available only to the extent regulatory approval has been obtained. If you want this benefit, it must be requested on the contract's application. There is no charge for adding the benefit to the contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to you , and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your situation. Adding the Living Needs Benefit to the contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult with a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following four tables have been prepared to show you how values under this contract change with investment performance of the account. The tables assume that no portion of the contract fund is allocated to the fixed-rate option or the Real Property Account. The tables illustrate how cash surrender values (reflecting the deduction of deferred sales charges, if any) and death benefits under contracts issued on an insured of a given age would vary over time if the return on the assets held in the Series Fund portfolios were a uniform, gross, after tax, annual rate of 0%, 4%, 8%, and 12%. The death benefits and cash surrender values would be different from those shown if the returns averaged 0%, 4%, 8%, and 12% but fluctuated over and under those averages throughout the years. For the hypothetical returns of 0% and 4%, the tables also show when the contract would go into default, at which time additional payments would be needed to keep it in force.


The amounts shown for the death benefit and cash surrender value as of each contract anniversary reflect the fact that the net investment return on the assets held in the subaccounts is lower than the gross after tax return of the portfolios. This is because these tables assume a total Series Fund expense ratio of 0.47%, and also reflect the daily charge to the account for the cost of administration, which is equivalent to an effective annual charge of 0.35%, and the daily charge to the account for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.9%. The actual fees and expenses of the portfolios associated with a particular contract may be more or less than 0.47% and will depend on which subaccounts are selected. Based on the above assumptions, gross annual rates of return of 0%, 4%, 8%, and 12% thus correspond in the tables to approximate net annual rates of return of -1.73%, 2.27%, 6.27%, and 10.27%.


The tables on pages T1 and T3 also reflect the fact that Pruco Life generally makes its monthly charge for providing insurance protection at an amount equal to 0.05% per month (approximately 0.6% to 0.65% per year) of the assets in the subaccounts attributable to the contract, even though it has the contractual right to charge a higher amount. Where the amount credited under a contract falls to such a level as to make this monthly charge inadequate in Pruco Life's judgment (i.e., where the contract fund value is at least 40% below that which would exist were a net rate of 6% earned in the applicable subaccounts and maximum mortality charges deducted), Pruco Life will deduct the maximum monthly mortality charge. See MONTHLY DEDUCTION FROM CONTRACT FUND, page 14. The 0% and 4% columns in the tables on pages T1 and T3 reflect the deduction of these larger mortality charges in later years in accordance with this standard. The tables on pages T2 and T4 reflect the deduction of the maximum cost of insurance charge at all times, even though Pruco Life does not currently intend to charge the maximum contractual cost of insurance rates other than under the circumstances where the contract fund value falls to a specified level, as explained above. All of the tables reflect the deduction of a sales charge in the calculation of the cash surrender value during the first 6 contract years.

The tables also reflect the fact that no charges for federal or state income taxes are currently made against the account. If such a charge is made in the future, it will take a higher gross rate of return than it does now to produce the net after-tax returns shown in the tables.

If you are considering the purchase of a variable life insurance contract from another insurance company, you

                                  ILLUSTRATIONS

                                  -------------

                          DISCOVERY LIFE PLUS CONTRACT
                                MALE ISSUE AGE 35
                         $20,000 INITIAL PREMIUM PAYMENT
                 USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)

                                          Death Benefit
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------
   1      $ 20,800         $133,307     $133,307     $133,307    $  133,307
   2      $ 21,632         $133,307     $133,307     $133,307    $  133,307
   3      $ 22,497         $133,307     $133,307     $133,307    $  133,307
   4      $ 23,397         $133,307     $133,307     $133,307    $  133,307
   5      $ 24,333         $133,307     $133,307     $133,307    $  133,307
   6      $ 25,306         $133,307     $133,307     $133,307    $  133,307
   7      $ 26,319         $133,307     $133,307     $133,307    $  133,307
   8      $ 27,371         $133,307     $133,307     $133,307    $  133,307
   9      $ 28,466         $133,307     $133,307     $133,307    $  133,307
  10      $ 29,605         $133,307     $133,307     $133,307    $  133,307
  15      $ 36,019         $133,307     $133,307     $133,307    $  149,824
  20      $ 43,822         $133,307     $133,307     $133,307    $  196,523
  25      $ 53,317         $      0(2)  $133,307     $133,307    $  270,128
  30      $ 64,868         $      0     $133,307     $133,307    $  384,345
  35      $ 78,922         $      0     $      0(2)  $154,841    $  564,345
  40      $ 96,020         $      0     $      0     $193,149    $  846,812
  45      $116,824         $      0     $      0     $247,153    $1,303,447


                                        Cash Surrender Value
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------
   1      $ 20,800         $17,423      $18,132     $ 18,904    $   19,684
   2      $ 21,632         $17,206      $18,635     $ 20,121    $   21,748
   3      $ 22,497         $16,990      $19,150     $ 21,486    $   24,011
   4      $ 23,397         $16,774      $19,677     $ 22,940    $   26,594
   5      $ 24,333         $16,560      $20,216     $ 24,491    $   29,460
   6      $ 25,306         $16,346      $20,767     $ 26,143    $   32,631
   7      $ 26,319         $16,633      $21,991     $ 28,766    $   37,257
   8      $ 27,371         $16,080      $22,356     $ 30,387    $   40,838
   9      $ 28,466         $15,332      $22,727     $ 32,099    $   44,763
  10      $ 29,605         $14,555      $23,103     $ 33,908    $   49,064
  15      $ 36,019         $10,108      $25,083     $ 44,598    $   77,629
  20      $ 43,822         $ 4,160      $26,548     $ 58,660    $  122,827
  25      $ 53,317         $     0(2)   $22,175     $ 77,155    $  194,337
  30      $ 64,868         $     0      $12,398     $101,481    $  307,476
  35      $ 78,922         $     0      $     0(2)  $133,483    $  486,504
  40      $ 96,020         $     0      $     0     $175,590    $  769,828
  45      $116,824         $     0      $     0     $230,984    $1,218,174

------------

(1) Illustrated values assume 2% state and/or local premium taxes, no Contract loan, and the deduction of the monthly cost of insurance charge in accordance with the standard explained in the prospectus. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 Contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 23 unless an additional premium payment was made. Based on a gross return of 4%, the Contract would go into default in policy year 34 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T1

                          DISCOVERY LIFE PLUS CONTRACT
                                MALE ISSUE AGE 35
                         $20,000 INITIAL PREMIUM PAYMENT
                 USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)

                                          Death Benefit
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------

   1      $ 20,800         $133,307     $133,307     $133,307    $  133,307
   2      $ 21,632         $133,307     $133,307     $133,307    $  133,307
   3      $ 22,497         $133,307     $133,307     $133,307    $  133,307
   4      $ 23,397         $133,307     $133,307     $133,307    $  133,307
   5      $ 24,333         $133,307     $133,307     $133,307    $  133,307
   6      $ 25,306         $133,307     $133,307     $133,307    $  133,307
   7      $ 26,319         $133,307     $133,307     $133,307    $  133,307
   8      $ 27,371         $133,307     $133,307     $133,307    $  133,307
   9      $ 28,466         $133,307     $133,307     $133,307    $  133,307
  10      $ 29,605         $133,307     $133,307     $133,307    $  133,307
  15      $ 36,019         $133,307     $133,307     $133,307    $  142,685
  20      $ 43,822         $133,307     $133,307     $133,307    $  187,154
  25      $ 53,317         $      0(2)  $133,307     $133,307    $  257,182
  30      $ 64,868         $      0     $      0(2)  $133,307    $  365,852
  35      $ 78,922         $      0     $      0     $133,307    $  537,030
  40      $ 96,020         $      0     $      0     $133,307    $  805,505
  45      $116,824         $      0     $      0     $162,619    $1,238,361


                                            Cash Surrender Value
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------

   1      $ 20,800         $17,305      $18,014     $ 18,775    $   19,554
   2      $ 21,632         $16,950      $18,380     $ 19,868    $   21,476
   3      $ 22,497         $16,574      $18,736     $ 21,077    $   23,603
   4      $ 23,397         $16,173      $19,079     $ 22,353    $   26,023
   5      $ 24,333         $15,745      $19,405     $ 23,697    $   28,697
   6      $ 25,306         $15,285      $19,709     $ 25,111    $   31,653
   7      $ 26,319         $15,247      $20,606     $ 27,420    $   36,001
   8      $ 27,371         $14,549      $20,651     $ 28,736    $   39,324
   9      $ 28,466         $13,821      $20,660     $ 30,105    $   42,970
  10      $ 29,605         $13,063      $20,631     $ 31,529    $   46,975
  15      $ 36,019         $ 8,703      $19,763     $ 39,574    $   73,930
  20      $ 43,822         $ 2,817      $17,012     $ 49,297    $  116,971
  25      $ 53,317         $     0(2)   $10,781     $ 60,857    $  185,023
  30      $ 64,868         $     0      $     0(2)  $ 74,755    $  292,682
  35      $ 78,922         $     0      $     0     $ 92,005    $  462,957
  40      $ 96,020         $     0      $     0     $115,932    $  732,277
  45      $116,824         $     0      $     0     $151,980    $1,157,346

------------

(1) Illustrated values assume 2% state and/or local premium taxes, no Contract loan, and the deduction of maximum monthly cost of insurance charges. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 Contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0% and the deduction of maximum cost of insurance charges, the Contract would go into default in policy year 22 unless an additional premium payment was made. Based on a gross return of 4% and the deduction of maximum cost of insurance charges, the Contract would go into default in policy year 30 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T2

                          DISCOVERY LIFE PLUS CONTRACT
                               FEMALE ISSUE AGE 55
                        $100,000 INITIAL PREMIUM PAYMENT
                 USING CURRENT SCHEDULE OF MORTALITY CHARGES (1)

                                          Death Benefit
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------

   1      $104,000         $357,468     $357,468     $357,468    $  357,468
   2      $108,160         $357,468     $357,468     $357,468    $  357,468
   3      $112,486         $357,468     $357,468     $357,468    $  357,468
   4      $116,986         $357,468     $357,468     $357,468    $  357,468
   5      $121,665         $357,468     $357,468     $357,468    $  357,468
   6      $126,532         $357,468     $357,468     $357,468    $  357,468
   7      $131,593         $357,468     $357,468     $357,468    $  357,468
   8      $136,857         $357,468     $357,468     $357,468    $  357,468
   9      $142,331         $357,468     $357,468     $357,468    $  357,468
  10      $148,024         $357,468     $357,468     $357,468    $  360,473
  15      $180,094         $357,468     $357,468     $357,468    $  510,931
  20      $219,112         $      0(2)  $357,468     $357,468    $  733,202
  25      $266,584         $      0     $357,468(2)  $433,020    $1,090,669


                                      Cash Surrender Value
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------

   1      $104,000         $88,891     $ 92,658     $ 96,634      $100,610
   2      $108,160         $87,784     $ 95,076     $102,659      $111,144
   3      $112,486         $86,682     $ 97,703     $109,622      $122,690
   4      $116,986         $85,583     $100,391     $117,043      $135,685
   5      $121,665         $84,488     $103,141     $124,953      $150,307
   6      $126,532         $83,399     $105,955     $133,382      $166,486
   7      $131,593         $84,860     $112,200     $146,768      $190,089
   8      $136,857         $82,893     $114,060     $155,037      $208,357
   9      $142,331         $78,487     $115,952     $163,772      $228,380
  10      $148,024         $73,247     $117,874     $172,999      $250,328
  15      $180,094         $40,869     $127,976     $227,543      $396,070
  20      $219,112         $     0(2)  $138,943     $299,285      $626,668
  25      $266,584         $     0     $150,850(2)  $393,654      $991,517

-------------

(1) Illustrated values assume no deduction for state and/or local premium taxes, no Contract loan, and the deduction of the monthly cost of insurance charge in accordance with the standard explained in the prospectus. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 Contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0%, the Contract would go into default in policy year 20 unless an additional premium payment was made. Based on a gross return of 4%, the Contract would go into default in policy year 33 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T3

                          DISCOVERY LIFE PLUS CONTRACT
                               FEMALE ISSUE AGE 55
                        $100,000 INITIAL PREMIUM PAYMENT
                 USING MAXIMUM CONTRACTUAL MORTALITY CHARGES (1)

                                          Death Benefit
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------

   1      $104,000         $357,468     $357,468     $357,468    $  357,468
   2      $108,160         $357,468     $357,468     $357,468    $  357,468
   3      $112,486         $357,468     $357,468     $357,468    $  357,468
   4      $116,986         $357,468     $357,468     $357,468    $  357,468
   5      $121,665         $357,468     $357,468     $357,468    $  357,468
   6      $126,532         $357,468     $357,468     $357,468    $  357,468
   7      $131,593         $357,468     $357,468     $357,468    $  357,468
   8      $136,857         $357,468     $357,468     $357,468    $  357,468
   9      $142,331         $357,468     $357,468     $357,468    $  357,468
  10      $148,024         $357,468     $357,468     $357,468    $  357,468
  15      $180,094         $357,468     $357,468     $357,468    $  474,580
  20      $219,112         $      0(2)  $357,468     $357,468    $  680,793
  25      $266,584         $      0     $      0(2)  $357,468    $1,012,204


                                       Cash Surrender Value
                         ----------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
           Premium                  Annual Investment Return of
End of   Accumulated     ----------------------------------------------------
Policy  at 4% Interest     0% Gross     4% Gross     8% Gross     12% Gross
 Year      Per Year      (-1.73% Net)  (2.27% Net)  (6.27% Net)  (10.27% Net)
------  --------------   ------------  -----------  -----------  ------------

   1      $104,000         $87,714      $91,362     $ 95,335      $ 99,308
   2      $108,160         $85,276      $92,562     $100,144      $108,416
   3      $112,486         $82,686      $93,699     $105,626      $118,505
   4      $116,986         $79,940      $94,731     $111,414      $130,140
   5      $121,665         $77,018      $95,642     $117,523      $143,064
   6      $126,532         $73,888      $96,396     $123,957      $157,425
   7      $131,593         $72,686      $99,947     $134,759      $178,750
   8      $136,857         $68,162      $99,217     $140,596      $195,033
   9      $142,331         $63,334      $98,161     $146,617      $213,009
  10      $148,024         $58,146      $96,726     $152,818      $232,898
  15      $180,094         $25,708      $82,567     $187,298      $367,891
  20      $219,112         $     0(2)   $47,819     $228,777      $581,874
  25      $266,584         $     0      $     0(2)  $279,353      $920,185

------------

(1) Illustrated values assume no deduction for state and/or local premium taxes, no Contract loan, and the deduction of maximum monthly cost of insurance charges. The cash surrender values reflect the contingent deferred sales charges applicable to surrenders within the first 6 Contract years. The face amount is based upon the assumption that at issuance the fixed-rate option is not being credited more than 6%.

(2) Based on a gross return of 0% and the deduction of maximum cost of insurance charges, the Contract would go into default in policy year 18 unless an additional premium payment was made. Based on a gross return of 4% and the deduction of maximum cost of insurance charges, the Contract would go into default in policy year 24 unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T4
should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for your own age and sex. You can obtain an illustration using a premium amount other than those shown in this prospectus. You may use assumed gross returns different than those shown in the tables, although currently they may not be higher than 12%.

WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash surrender value or loan proceeds within 7 days after receipt at the Prudential Annuity Service Center of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the portion of the death benefit due under the contract in excess of the face amount if the disposal or valuation of the account's assets is not reasonably practicable because the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares an emergency.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to 6 months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

REPORTS TO CONTRACT OWNERS

Once each contract year, you will be sent statements that provide certain information pertinent to your contract. These statements detail values and transactions made and specific contract data that apply only to each particular contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.

TAX TREATMENT OF CONTRACT BENEFITS

INTRODUCTION.

This summary provides general information on the federal income tax treatment of the contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE.

This contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the contract's investments.

We believe we have taken adequate steps to insure that the contract qualifies as life insurance for tax purposes. Generally speaking this means that:

o you will not be taxed on the growth of the investment option in the contract, unless you receive a distribution from the contract.

o  the contract's death benefit will be tax free to your beneficiary.

Although we believe that the contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes, which will be applied uniformly to all Contract owners after advance written notice, that we deem necessary to insure that the contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS.

The contract is modified endowment contract under federal tax law. This means that:

o amounts you receive under the contract before the insured's death, including loans and withdrawals, are included in your income on an income first basis (that is, you will have taxable income to the extent that the contract fund before surrender charges exceeds the premiums paid for the contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income). An assignment of a modified endowment contract is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the contract became a modified endowment contract.

o any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59-1/2, on account of you becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the contracts owned by a business.

o all modified endowment contracts issued by us to you during the same calendar year are treated as a single contract for purposes of applying these rules.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

 If you transfer or assign the contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be generation skipping transfer tax consequences. Deductions for interest paid or accrued on contract debt or on other loans that are incurred or continued to purchase or carry the contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE.

If a business, rather than an individual, is owner of the contract, there are some additional rules. Business contract owners generally cannot deduct premium payments. Business contract owners generally cannot take tax deductions for interest on contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on contracts for up to 20 key persons. The interest deduction for contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the contract fund or death benefits received under business-owned life insurance policies.



VOTING RIGHTS


Matters on which contract owners may give voting instructions include the following:

o  election of the Board of Directors of the Series Fund;

o  ratification of the independent accountant of the Series Fund;

o approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the contract owner's selected subaccount[s];

o any change in the fundamental investment policy of a portfolio corresponding to the contract owner's selected subaccount[s]; and

o  any other matter requiring a vote of the shareholders of the Series Fund.

With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the 1940 Act.

The number of Series Fund shares for which instructions may be given by a contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Pruco Life will furnish contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Series Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to contract owners.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, which was organized in 1971 under New Jersey law, acts as the principal underwriter of the contract. Pruco Life expects that during 2000 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the contract fund may be paid.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include the amounts derived from the mortality and expense risk charge.

SUBSTITUTION OF SERIES FUND SHARES

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. You will be notified of any substitution.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The contract generally employs mortality tables that distinguish between males and females. Thus, initial amounts of insurance that a given premium will buy, cost of insurance charges, and benefits under contracts issued on males and females of the same age will generally differ. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, initial amounts of insurance, cost of insurance charges and benefits will be based on male mortality tables whether the insured is male or female. In addition, employers and employee organizations considering purchase of a contract should consult their legal advisors to determine whether purchase of a contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer the contract with unisex mortality rates to such prospective purchasers.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This contract may not be assigned if such assignment would violate any federal, state or local law or regulation. Generally, the contract may not be assigned to another insurance company without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at the Prudential Annuity Service Center.

BENEFICIARY. You designate the beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. After the contract has been in force during the insured's lifetime for two years from the contract date, Pruco Life will not contest its liability under the contract in accordance with its terms.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the contract, Pruco Life will adjust the benefits payable, as required by law, to reflect what the premium would have purchased for the correct age and sex.

SETTLEMENT OPTIONS. The contract grants you, or your beneficiary, a variety of ways to receive contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the contract date, Pruco Life will pay no more under the contract than the sum of the premiums paid.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


Actuarial matters included in this prospectus have been examined by Ikwhan Oh, FSA, MAA, Vice President and Company Actuary of Pruco Life, whose opinion is filed as an exhibit to the registration statement.

LITIGATION



We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.


Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operation of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.




ADDITIONAL INFORMATION


Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933 relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.


Further information may also be obtained from Pruco Life's office. The address and telephone number are set forth on the cover of this prospectus.

FINANCIAL STATEMENTS


The consolidated financial Statements of Pruco Life and its subsidiaries included herein should be distinguished from the financial statements of the Account. They should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR -- President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; 1995 to 1997: President, Prudential Select. Age 48.



IRA J. KLEINMAN, DIRECTOR -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group. Age 53.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR -- Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group. Age 49.


DAVID R. ODENATH, JR., DIRECTOR -- President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber. Age 43.


I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR -- Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; 1995 to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group. Age 57.

KIYOFUMI SAKAGUCHI, DIRECTOR -- President and CEO, Prudential International Insurance Group since 1995. Age 57.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER -- Vice President and Treasurer, Prudential since 1995. Age 43.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT -- Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; 1996 to 1998: Vice President and Operations Executive, Prudential Individual Insurance Group; 1995 to 1996: President, Credit Card Division, Chase Manhattan Bank. Age 57.

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER AND SECRETARY -- Chief Counsel, Variable Products, Prudential Law Department since 1995. Age 40.



HIROSHI NAKAJIMA, SENIOR VICE PRESIDENT -- President and CEO, Pruco Life Insurance Company Taiwan Branch since 1997; prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd. Age 56.



SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY -- Vice President and Associate Actuary, Prudential since 1996; prior to 1996: Vice President and Assistant Actuary, Prudential Corporate Risk Management. Age 45.

DENNIS G. SULLIVAN, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER -- Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998: Vice President and Controller, ContiFinancial Corporation; prior to 1997: Director, Salomon Brothers. Age 44.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992. Pruco Life directors and officers are elected annually.


                                                       FINANCIAL STATEMENTS OF
                                           PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT



STATEMENTS OF NET ASSETS
December 31, 1999
                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                                                                                      ZERO COUPON
                                                MONEY      DIVERSIFIED                     FLEXIBLE   CONSERVATIVE       BOND
                                               MARKET         BOND          EQUITY         MANAGED      BALANCED         2000
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                             -----------    ----------    -----------    -----------   -----------    -----------
ASSETS
  Investment in The Prudential Series Fund,
    Inc. Portfolios, at net asset value
    [Note 3] ............................... $14,423,192    $7,146,050    $51,792,215    $68,331,569   $81,778,769    $ 2,472,794
  Receivable from (Payable to)
    Pruco Life Insurance Company
    [Note 2] ...............................     (31,539)          (84)        10,065         (9,944)      (33,396)           (63)
                                             -----------    ----------    -----------    -----------   -----------    -----------
  Net Assets ............................... $14,391,653    $7,145,966    $51,802,280    $68,321,625   $81,745,373    $ 2,472,731
                                             ===========    ==========    ===========    ===========   ===========    ===========
NET ASSETS, representing:
  Equity of contract owners [Note 4] ....... $14,391,653    $7,145,966    $51,802,280    $68,321,625   $81,745,373    $ 2,472,731
                                             -----------    ----------    -----------    -----------   -----------    -----------
                                             $14,391,653    $7,145,966    $51,802,280    $68,321,625   $81,745,373    $ 2,472,731
                                             ===========    ==========    ===========    ===========   ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                 A1



                                                       SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
    HIGH                                                                                ZERO COUPON                     SMALL
    YIELD         STOCK        EQUITY         NATURAL                     GOVERNMENT       BOND       PRUDENTIAL   CAPITALIZATION
    BOND          INDEX        INCOME        RESOURCES      GLOBAL         INCOME          2005        JENNISON        STOCK
  PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



$ 5,275,067    $21,897,549   $14,269,331    $ 2,379,402   $ 6,567,598    $ 3,110,704    $ 1,678,730   $16,503,478    $ 3,152,167


     (6,100)            65           365            (31)        3,732            103              0        29,664              0
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$ 5,268,967    $21,897,614   $14,269,696    $ 2,379,371   $ 6,571,330    $ 3,110,807    $ 1,678,730   $16,533,142    $ 3,152,167
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========

$ 5,268,967    $21,897,614   $14,269,696    $ 2,379,371   $ 6,571,330    $ 3,110,807    $ 1,678,730   $16,533,142    $ 3,152,167
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$ 5,268,967    $21,897,614   $14,269,696    $ 2,379,371   $ 6,571,330    $ 3,110,807    $ 1,678,730   $16,533,142    $ 3,152,167
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                 A2



                                                     FINANCIAL STATEMENTS OF
                                         PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                               MONEY                                    DIVERSIFIED
                                                               MARKET                                      BOND
                                                             PORTFOLIO                                   PORTFOLIO
                                              ---------------------------------------    ----------------------------------------
                                                 1999          1998           1997          1999           1998          1997
                                              ----------    ----------     ----------    -----------    ----------      ---------
INVESTMENT INCOME
  Dividend income ........................... $  684,599    $  765,485     $  812,540    $         0    $  531,318      $ 730,224
                                              ----------    ----------     ----------    -----------    ----------      ---------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 5A and 5B] ........    174,531       181,268        190,711         95,553       109,480        126,244
  Reimbursement for excess expenses
    [Note 5C] ...............................     (3,410)       (2,166)        (3,465)        (2,002)       (2,147)        (2,547)
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET EXPENSES ................................    171,121       179,102        187,246         93,551       107,333        123,697
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET INVESTMENT INCOME (LOSS) ................    513,478       586,383        625,294        (93,551)      423,985        606,527
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ......          0             0              0         21,557        32,315        116,326
  Realized gain (loss) on shares redeemed ...          0             0              0          9,296        45,770         92,708
  Net change in unrealized gain (loss) on
    investments .............................          0             0              0        (96,668)       (6,633)      (116,684)
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET GAIN (LOSS) ON INVESTMENTS ..............          0             0              0        (65,815)       71,452         92,350
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ................................ $  513,478    $  586,383     $  625,294    $  (159,366)   $  495,437      $ 698,877
                                              ==========    ==========     ==========    ===========    ==========      =========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                 A3



                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                            FLEXIBLE                                  CONSERVATIVE
                 EQUITY                                      MANAGED                                    BALANCED
                PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
----------------------------------------    ----------------------------------------    ----------------------------------------
    1999          1998           1997          1999           1998           1997          1999           1998          1997
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------

$   897,248    $ 1,024,182   $ 1,252,483    $     3,211   $ 2,358,856    $ 2,170,546    $ 3,399,588   $ 3,695,174    $ 4,020,882
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



    667,033        703,699       685,445        874,973       909,393        907,245      1,048,730     1,093,841      1,096,279

    (44,086)       (49,226)      (42,912)      (164,402)     (166,085)      (165,166)      (151,025)     (151,572)      (144,445)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
    622,947        654,473       642,533        710,571       743,308        742,079        897,705       942,269        951,834
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
    274,301        369,709       609,950       (707,360)    1,615,548      1,428,467      2,501,883     2,752,905      3,069,048
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


  6,214,655      6,071,668     3,061,685        814,721     7,397,085     10,983,219        478,826     5,205,075      9,442,317
  2,881,028      2,177,325     3,103,596        647,589       962,703      2,316,946        844,811       894,531      1,726,707

 (3,707,570)    (4,180,231)    4,613,512      3,802,826    (3,534,674)    (3,350,945)       725,771       (45,061)    (4,126,123)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
  5,388,113      4,068,762    10,778,793      5,265,136     4,825,114      9,949,220      2,049,408     6,054,545      7,042,901
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


$ 5,662,414    $ 4,438,471   $11,388,743    $ 4,557,776   $ 6,440,662    $11,377,687    $ 4,551,291   $ 8,807,450    $10,111,949
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========


                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                 A4


                                                     FINANCIAL STATEMENTS OF
                                         PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                       ZERO COUPON BOND 2000                         HIGH YIELD BOND
                                                             PORTFOLIO                                  PORTFOLIO
                                                1999           1998          1997           1999          1998           1997
                                              ---------------------------------------    ----------------------------------------
INVESTMENT INCOME
  Dividend income                             $        0    $  126,278     $  153,810    $    16,600    $  614,576      $ 620,079
                                              ----------    ----------     ----------    -----------    ----------      ---------
EXPENSES
 Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration [Notes 5A and 5B] .........     30,724        32,152         36,334         71,725        80,740         81,445
 Reimbursement for excess expenses
   [Note 5C] ................................     (4,578)       (5,684)        (7,849)             0             0              0
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET EXPENSES ................................     26,146        26,468         28,485         71,725        80,740         81,445
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET INVESTMENT INCOME (LOSS) ................    (26,146)       99,810        125,325        (55,125)      533,836        538,634
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions received ....      4,656        33,785        122,909              0             0              0
    Realized gain (loss) on shares
    redeemed ................................      7,772        20,011         31,433       (167,709)      (18,283)          (634)
    Net change in unrealized gain (loss)
      on investments ........................     40,641         8,455       (101,802)       418,627      (733,132)       221,974
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET GAIN (LOSS) ON INVESTMENTS ..............     53,069        62,251         52,540        250,918      (751,415)       221,340
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ................................ $   26,923    $  162,061     $  177,865    $   195,793    $ (217,579)     $ 759,974
                                              ==========    ==========     ==========    ===========    ==========      =========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                 A5



                                                       SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
               STOCK INDEX                                EQUITY INCOME                            NATURAL RESOURCES
                PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
   1999           1998          1997           1999           1998          1997           1999          1998           1997
----------------------------------------    ----------------------------------------      --------------------------------------

$   211,644    $   180,944   $   167,019    $   367,446    $  489,322    $   421,273      $  15,114    $   24,100     $   22,099
-----------    -----------   -----------    -----------    ----------    -----------      ---------    ----------     ----------



    244,525        181,109       136,243        201,188       235,069        200,384         27,959        36,097         54,219

          0              0             0              0             0              0              0             0              0
-----------    -----------   -----------    -----------    ----------    -----------      ---------    ----------     ----------
    244,525        181,109       136,243        201,188       235,069        200,384         27,959        36,097         54,219
-----------    -----------   -----------    -----------    ----------    -----------      ---------    ----------     ----------
    (32,881)          (165)       30,776        166,258       254,253        220,889        (12,845)      (11,997)       (32,120)
-----------    -----------   -----------    -----------    ----------    -----------      ---------    ----------     ----------


    260,474        258,678       354,981      1,694,069     1,059,876      1,682,299              0       169,689        456,104

  1,286,593        864,659       565,902        820,702       705,153        499,434       (162,681)     (318,262)        75,644

  1,961,582      2,371,413     1,893,795       (979,054)   (2,718,706)     2,374,752        982,768      (408,664)    (1,044,069)
-----------    -----------   -----------    -----------    ----------    -----------      ---------    ----------     ----------
  3,508,649      3,494,750     2,814,678      1,535,717      (953,677)     4,556,485        820,087      (557,237)      (512,321)
-----------    -----------   -----------    -----------    ----------    -----------      ---------    ----------     ----------


$ 3,475,768    $ 3,494,585   $ 2,845,454    $ 1,701,975    $ (699,424)   $ 4,777,374      $ 807,242    $ (569,234)    $ (544,441)
===========    ===========   ===========    ===========    ==========    ===========      =========    ==========     ==========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19



                                                                 A6



                                                     FINANCIAL STATEMENTS OF
                                     PRUCO LIFE SINGLE PREMIUM VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                              -----------------------------------------------------------------------------------
                                                              GLOBAL                                GOVERNMENT INCOME
                                                             PORTFOLIO                                  PORTFOLIO
                                              ---------------------------------------    ----------------------------------------
                                                1999           1998          1997           1999          1998           1997
                                              ----------    ----------     ----------    -----------    ----------      ---------
INVESTMENT INCOME
  Dividend income ........................... $   21,083    $   55,840     $   57,845    $         0    $  206,665      $ 206,624
                                              ----------    ----------     ----------    -----------    ----------      ---------
EXPENSES
 Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration [Note 5A and 5B] ..........     60,748        52,526         59,939         43,195        44,271         39,739
 Reimbursement for excess expenses
   [Note 5C] ................................          0             0              0              0             0              0
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET EXPENSES ................................     60,748        52,526         59,939         43,195        44,271         39,739
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET INVESTMENT INCOME (LOSS) ................    (39,665)        3,314         (2,094)       (43,195)      162,394        166,885
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
    Capital gains distributions received ....     36,969       179,296        220,780              0             0              0
    Realized gain on shares redeemed ........    176,492       292,867        217,305         16,035        27,863         10,360
    Net change in unrealized gain (loss) on
      investments ...........................  1,859,932       490,506       (195,352)      (113,390)       75,637         79,214
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET GAIN (LOSS) ON INVESTMENTS ..............  2,073,393       962,669        242,733        (97,355)      103,500         89,574
                                              ----------    ----------     ----------    -----------    ----------      ---------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ................................ $2,033,728    $  965,983     $  240,639    $  (140,550)   $  265,894      $ 256,459
                                              ==========    ==========     ==========    ===========    ==========      =========

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19



                                                                 A7


                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
          ZERO COUPON BOND 2005                        PRUDENTIAL JENNISON                    SMALL CAPITALIZATION STOCK
                PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
----------------------------------------    ----------------------------------------    ----------------------------------------
   1999           1998          1997           1999           1998          1997           1999          1998           1997
-----------     ----------    ----------    -----------   -----------    -----------    -----------    ----------     ----------

$         0     $   67,610    $   82,336    $    19,128   $    10,066    $     5,707    $         0    $   20,302     $   13,030
-----------     ----------    ----------    -----------   -----------    -----------    -----------    ----------     ----------



     20,471         16,747        17,408        134,587        58,214         30,596         41,264        40,152         23,358

     (3,028)        (2,960)       (4,673)             0             0              0              0             0              0
-----------     ----------    ----------    -----------   -----------    -----------    -----------    ----------     ----------
     17,443         13,787        12,735        134,587        58,214         30,596         41,264        40,152         23,358
-----------     ----------    ----------    -----------   -----------    -----------    -----------    ----------     ----------
    (17,443)        53,823        69,601       (115,459)      (48,148)       (24,889)       (41,264)      (19,850)       (10,328)
-----------     ----------    ----------    -----------   -----------    -----------    -----------    ----------     ----------


          0          1,572        29,827        640,304        98,997        190,081         58,334       257,177        199,000
      7,189         13,858        32,242        635,686       199,887         79,675        (38,447)        7,315         68,599

   (110,077)        74,315        18,525      2,862,269     1,286,712        328,629        377,252      (227,599)        97,148
-----------     ----------    ----------    -----------   -----------    -----------    -----------    ----------     ----------
   (102,888)        89,745        80,594      4,138,259     1,585,596        598,385        397,139        36,893        364,747
-----------     ----------    ----------    -----------   -----------    -----------    -----------    ----------     ----------


$  (120,331)    $  143,568    $  150,195    $ 4,022,800   $ 1,537,448    $   573,496    $   355,875    $   17,043     $  354,419
===========     ==========    ==========    ===========   ===========    ===========    ===========    ==========     ==========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19



                                                                 A8



                                                     FINANCIAL STATEMENTS OF
                                         PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT



STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999,  1998 and 1997


                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                               MONEY                                    DIVERSIFIED
                                                              MARKET                                       BOND
                                                             PORTFOLIO                                   PORTFOLIO
                                             ----------------------------------------    ----------------------------------------
                                                 1999          1998           1997          1999           1998          1997
                                             -----------   -----------    -----------    -----------   -----------    -----------
OPERATIONS
  Net investment income (loss) ............. $   513,478   $   586,383    $   625,294    $   (93,551)  $   423,985    $   606,527
  Capital gains distributions received .....           0             0              0         21,557        32,315        116,326
  Realized gain (loss) on shares
  redeemed .................................           0             0              0          9,296        45,770         92,708
  Net change in unrealized gain (loss) on
    investments ............................           0             0              0        (96,668)       (6,633)      (116,684)
                                             -----------   -----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................     513,478       586,383        625,294       (159,366)      495,437        698,877
                                             -----------   -----------    -----------    -----------   -----------    -----------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..............    (335,515)      357,060          2,455       (293,798)      (15,424)        28,055
  Policy Loans .............................    (326,366)     (510,262)      (504,190)      (191,948)     (246,911)      (342,659)
  Policy Loan Repayments and Interest ......     478,632       453,037        832,657        385,327       397,247        656,320
  Surrenders, Withdrawals and Death
    Benefits ...............................  (1,394,654)   (2,569,176)    (3,173,140)      (770,244)   (1,156,635)    (2,236,152)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ...................   2,474,569       667,550      1,219,681       (210,906)      272,626       (778,186)
  Deferred Sales and Other Charges .........    (100,291)     (105,157)      (107,156)       (53,414)      (61,109)       (70,997)
                                             -----------   -----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS ......................     796,375    (1,706,948)    (1,729,693)    (1,134,983)     (810,206)    (2,743,619)
                                             -----------   -----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .........................           0      (137,157)       106,939              0      (154,788)       103,316
                                             -----------   -----------    -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...............................   1,309,853    (1,257,722)      (997,460)    (1,294,349)     (469,557)    (1,941,426)

NET ASSETS
  Beginning of year ........................  13,081,800    14,339,522     15,336,982      8,440,315     8,909,872     10,851,298
                                             -----------   -----------    -----------    -----------   -----------    -----------
  End of year .............................. $14,391,653   $13,081,800    $14,339,522    $ 7,145,966   $ 8,440,315    $ 8,909,872
                                             ===========   ===========    ===========    ===========   ===========    ===========


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                 A9



                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                            FLEXIBLE                                  CONSERVATIVE
                 EQUITY                                      MANAGED                                    BALANCED
                PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
----------------------------------------    ----------------------------------------    ----------------------------------------
    1999          1998           1997          1999           1998           1997          1999           1998          1997
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------

$   274,301    $   369,709   $   609,950    $  (707,360)  $ 1,615,548    $ 1,428,467    $ 2,501,883   $ 2,752,905    $ 3,069,048
  6,214,655      6,071,668     3,061,685        814,721     7,397,085     10,983,219        478,826     5,205,075      9,442,317

  2,881,028      2,177,325     3,103,596        647,589       962,703      2,316,946        844,811       894,531      1,726,707

 (3,707,570)    (4,180,231)    4,613,512      3,802,826    (3,534,674)    (3,350,945)       725,771       (45,061)    (4,126,123)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


  5,662,414      4,438,471    11,388,743      4,557,776     6,440,662     11,377,687      4,551,291     8,807,450     10,111,949
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


   (912,284)       271,858       202,208     (1,558,815)       67,707        288,737     (2,113,801)       75,425        219,959
 (1,350,677)    (1,507,262)   (1,731,662)    (1,718,370)   (2,021,771)    (2,609,808)    (1,649,015)   (2,037,303)    (2,403,648)
  1,628,905      1,102,094     2,080,991      3,261,973     2,440,602      2,179,726      2,759,184     2,607,154      2,631,712

 (4,476,768)    (2,700,048)   (6,467,482)    (6,365,074)   (6,108,904)    (6,737,097)    (7,276,891)   (6,533,648)    (8,978,479)

 (3,793,105)    (1,027,848)   (1,503,850)    (2,067,566)     (452,448)    (2,119,657)    (2,122,825)   (1,234,671)    (1,016,900)
   (369,861)      (384,512)     (378,151)      (490,668)     (504,225)      (505,640)      (572,649)     (599,084)      (596,993)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



 (9,273,790)    (4,245,718)   (7,797,946)    (8,938,520)   (6,579,039)    (9,503,739)   (10,975,997)   (7,722,127)   (10,144,349)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


          0        (30,743)      (95,520)             0       (36,959)      (476,182)             0      (211,759)       (26,817)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------

 (3,611,376)       162,010     3,495,277     (4,380,744)     (175,336)     1,397,766     (6,424,706)      873,564        (59,217)

 55,413,656     55,251,646    51,756,369     72,702,369    72,877,705     71,479,939     88,170,079    87,296,515     87,355,732
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$51,802,280    $55,413,656   $55,251,646    $68,321,625   $72,702,369    $72,877,705    $81,745,373   $88,170,079    $87,296,515
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========


                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19



                                                                A10


                                                     FINANCIAL STATEMENTS OF
                                         PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT



STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999,  1998 and 1997


                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                            ZERO COUPON                                    HIGH
                                                             BOND 2000                                  YIELD BOND
                                                             PORTFOLIO                                   PORTFOLIO
                                             ----------------------------------------    ----------------------------------------
                                                 1999          1998           1997          1999           1998          1997
                                             -----------   -----------    -----------    -----------   -----------    -----------
OPERATIONS
  Net investment income (loss) ............. $   (26,146)  $    99,810    $   125,325    $   (55,125)  $   533,836    $   538,634
  Capital gains distributions received .....       4,656        33,785        122,909              0             0              0
  Realized gain (loss) on shares
  redeemed .................................       7,772        20,011         31,433       (167,709)      (18,283)          (634)
  Net change in unrealized gain (loss) on
    investments ............................      40,641         8,455       (101,802)       418,627      (733,132)       221,974
                                             -----------   -----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................      26,923       162,061        177,865        195,793      (217,579)       759,974
                                             -----------   -----------    -----------    -----------   -----------    -----------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..............     (18,889)           70              0        (76,719)      210,930         87,727
  Policy Loans .............................     (53,198)      (54,838)       (32,633)      (162,901)     (231,180)      (390,814)
  Policy Loan Repayments and Interest ......      33,652        25,690         37,545        244,823       182,691        330,877
  Surrenders, Withdrawals and Death
    Benefits ...............................     (56,359)     (279,446)      (192,247)      (418,680)     (272,377)      (571,349)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option ...................      31,575         1,081       (295,618)      (608,523)     (107,059)       233,793
  Deferred Sales and Other Charges .........     (17,514)      (17,684)       (19,943)       (50,615)      (54,463)       (53,311)
                                             -----------   -----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS ......................     (80,733)     (325,127)      (502,896)    (1,072,615)     (271,458)      (363,077)
                                             -----------   -----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .........................           0        (1,670)      (103,168)             0         1,358          7,704
                                             -----------   -----------    -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...............................     (53,810)     (164,736)      (428,199)      (876,822)     (487,679)       404,601

NET ASSETS
  Beginning of year ........................   2,526,541     2,691,277      3,119,476      6,145,789     6,633,468      6,228,867
                                             -----------   -----------    -----------    -----------   -----------    -----------
  End of year .............................. $ 2,472,731   $ 2,526,541    $ 2,691,277    $ 5,268,967   $ 6,145,789    $ 6,633,468
                                             ===========   ===========    ===========    ===========   ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                A11



                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         NATURAL
               STOCK INDEX                                EQUITY INCOME                                 RESOURCES
                PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
----------------------------------------    ----------------------------------------    ----------------------------------------
    1999          1998           1997          1999           1998           1997          1999           1998          1997
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------

$   (32,881)   $      (165)  $    30,776    $   166,258   $   254,253    $   220,889    $   (12,845)  $   (11,997)   $   (32,120)
    260,474        258,678       354,981      1,694,069     1,059,876      1,682,299              0       169,689        456,104

  1,286,593        864,659       565,902        820,702       705,153        499,434       (162,681)     (318,262)        75,644

  1,961,582      2,371,413     1,893,795       (979,054)   (2,718,706)     2,374,752        982,768      (408,664)    (1,044,069)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


  3,475,768      3,494,585     2,845,454      1,701,975      (699,424)     4,777,374        807,242      (569,234)      (544,441)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


   (278,926)       206,175       150,392       (191,041)          951        101,609        (27,836)       (3,119)        30,997
   (640,921)      (538,580)     (493,833)      (529,577)     (581,170)      (539,621)      (128,607)      (68,853)      (132,941)
    526,089        267,666       225,133        524,227       352,296        273,356         45,397       103,273         78,125

 (1,774,142)      (875,404)     (815,101)    (2,114,810)     (720,743)      (956,562)       (87,714)     (268,172)      (284,770)

  3,530,294      2,027,486     2,343,353     (1,782,308)     (113,110)     1,428,935       (315,599)     (589,122)        10,453
   (135,986)      (100,388)      (75,962)      (118,308)     (133,218)      (113,023)       (16,605)      (19,971)       (31,067)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



  1,226,408        986,955     1,333,982     (4,211,817)   (1,194,994)       194,694       (530,964)     (845,964)      (329,203)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


          0        (53,472)      (16,739)             0       (13,031)       (14,032)             0         5,119          3,421
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------

  4,702,176      4,428,068     4,162,697     (2,509,842)   (1,907,449)     4,958,036        276,278    (1,410,079)      (870,223)

 17,195,438     12,767,370     8,604,673     16,779,538    18,686,987     13,728,951      2,103,093     3,513,172      4,383,395
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$21,897,614    $17,195,438   $12,767,370    $14,269,696   $16,779,538    $18,686,987    $ 2,379,371   $ 2,103,093    $ 3,513,172
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========


                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                A12


                                                     FINANCIAL STATEMENTS OF
                                         PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT



STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999,  1998 and 1997


                                                                                  SUBACCOUNTS
                                             ------------------------------------------------------------------------------------
                                                                                                        GOVERNMENT
                                                              GLOBAL                                      INCOME
                                                             PORTFOLIO                                   PORTFOLIO
                                             ----------------------------------------    ----------------------------------------
                                                 1999          1998           1997          1999           1998          1997
                                             -----------   -----------    -----------    -----------   -----------    -----------
OPERATIONS
  Net investment income (loss) ............. $   (39,665)  $     3,314    $    (2,094)   $   (43,195)  $   162,394    $   166,885
  Capital gains distributions received .....      36,969       179,296        220,780              0             0              0
  Realized gain (loss) on shares
    redeemed ...............................     176,492       292,867        217,305         16,035        27,863         10,360
  Net change in unrealized gain (loss) on
    investments ............................   1,859,932       490,506       (195,352)      (113,390)       75,637         79,214
                                             -----------   -----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS ...............................   2,033,728       965,983        240,639       (140,550)      265,894        256,459
                                             -----------   -----------    -----------    -----------   -----------    -----------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..............      47,887        (6,219)        12,437        (65,389)         (282)         1,959
  Policy Loans .............................    (134,169)     (103,658)      (244,308)      (116,914)     (143,783)      (267,116)
  Policy Loan Repayments and Interest ......     185,359        79,871        235,021         61,648       187,537        121,127
  Surrenders, Withdrawals and Death
    Benefits ...............................    (371,003)     (235,225)      (460,434)      (409,583)     (268,690)      (100,728)
  Net Transfers From (To) other Subaccounts
    or Fixed Rate Option ...................     547,043      (925,202)       319,629         34,994       444,167          6,179
  Deferred Sales and Other Charges .........     (33,639)      (29,649)       (34,356)       (25,765)      (25,716)       (23,101)
                                             -----------   -----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS ......................     241,478    (1,220,082)      (172,011)      (521,009)      193,233       (261,680)
                                             -----------   -----------    -----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RETAINED IN THE
  ACCOUNT [Note 7] .........................           0       (60,770)        (1,051)             0        (4,569)        (3,582)
                                             -----------   -----------    -----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...............................   2,275,206      (314,869)        67,577       (661,559)      454,558         (8,803)

NET ASSETS
Beginning of year ..........................   4,296,124     4,610,993      4,543,416      3,772,366     3,317,808      3,326,611
                                             -----------   -----------    -----------    -----------   -----------    -----------
End of year ................................ $ 6,571,330   $ 4,296,124    $ 4,610,993    $ 3,110,807   $ 3,772,366    $ 3,317,808
                                             ===========   ===========    ===========    ===========   ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                A13



                                                     SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------------
               ZERO COUPON                                 PRUDENTIAL                             SMALL CAPITALIZATION
                BOND 2005                                   JENNISON                                      STOCK
                PORTFOLIO                                   PORTFOLIO                                   PORTFOLIO
----------------------------------------    ----------------------------------------    ----------------------------------------
    1999          1998           1997          1999           1998           1997          1999           1998          1997
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------

$   (17,443)   $    53,823   $    69,601    $  (115,459)  $   (48,148)   $   (24,889)   $   (41,264)  $   (19,850)   $   (10,328)
          0          1,572        29,827        640,304        98,997        190,081         58,334       257,177        199,000

      7,189         13,858        32,242        635,686       199,887         79,675        (38,447)        7,315         68,599

   (110,077)        74,315        18,525      2,862,269     1,286,712        328,629        377,252      (227,599)        97,148
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


   (120,331)       143,568       150,195      4,022,800     1,537,448        573,496        355,875        17,043        354,419
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


      1,360         20,226             0         91,629       276,061         48,980        (27,933)       66,678         47,025
    (20,074)       (19,041)      (20,480)      (154,052)     (111,328)      (122,317)       (26,473)      (36,942)       (30,825)
     17,371         15,402        16,234        153,444        51,582         18,884         73,068        21,502         11,340

   (225,786)       (31,559)      (37,869)      (483,140)      (62,418)      (129,973)      (364,003)      (74,173)       (87,528)

    647,105         26,097      (367,259)     6,135,122     1,814,286      1,487,125     (1,187,398)    1,411,270      1,387,801
    (11,470)        (9,389)       (9,721)       (71,984)      (32,260)       (16,444)       (21,297)      (21,075)       (12,239)
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------



    408,506          1,736      (419,095)     5,671,019     1,935,923      1,286,255     (1,554,036)    1,367,260      1,315,574
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------


          0            460      (378,102)             0        (3,857)        18,394              0       (47,114)        26,783
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------

    288,175        145,764      (647,002)     9,693,819     3,469,514      1,878,145     (1,198,161)    1,337,189      1,696,776

  1,390,555      1,244,791     1,891,793      6,839,323     3,369,809      1,491,664      4,350,328     3,013,139      1,316,363
-----------    -----------   -----------    -----------   -----------    -----------    -----------   -----------    -----------
$ 1,678,730    $ 1,390,555   $ 1,244,791    $16,533,142   $ 6,839,323    $ 3,369,809    $ 3,152,167   $ 4,350,328    $ 3,013,139
===========    ===========   ===========    ===========   ===========    ===========    ===========   ===========    ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A19


                                                                A14

                        NOTES TO FINANCIAL STATEMENTS OF
                 PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                                December 31, 1999



NOTE 1:   GENERAL

          Pruco Life Single Premium Variable Life Account (the "Account") was established on April 15, 1985 under Arizona law as a separate investment account of Pruco Life Insurance Company("Pruco Life") Which is a wholly-owned subsidiary of The Prudential Insurance Company of America("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from sales of the Pruco Life Discovery Life Plus Product are invested in the Account as directed by the contract owners.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifteen subaccounts within the Account, each of which invests only a in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and in managed by Prudential

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

          Receivable from (Payable to) Pruco Life Insurance Company--At times, Pruco Life may owe an amount to or expect to receive an amount from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits. This amount reflected in the Account's Statements of Net Assets as either a receivable from or payable to Pruco Life. The receivable and or payable does not have an effect on the Contract owner's account or the related unit value.


                                      A15

NOTE 3:  INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1999 were as follows:


                                                                             PORTFOLIOS
                                               ---------------------------------------------------------------------
                                                   MONEY      DIVERSIFIED                    FLEXIBLE    CONSERVATIVE
                                                  MARKET         BOND          EQUITY         MANAGED      BALANCED
                                               -----------    -----------   -----------    -----------   -----------
          Number of shares (rounded):            1,442,319        652,607     1,792,118      3,873,671     5,324,139
          Net asset value per share:           $     10.00    $     10.95   $     28.90    $     17.64   $     15.36
          Cost:                                $14,423,192    $ 7,099,942   $41,755,126    $61,742,155   $75,452,827



                                                                       PORTFOLIOS (CONTINUED)
                                               ---------------------------------------------------------------------
                                                ZERO COUPON   HIGH YIELD        STOCK         EQUITY        NATURAL
                                                 BOND 2000       BOND           INDEX         INCOME       RESOURCES
                                               -----------    -----------   -----------    -----------   -----------
          Number of shares (rounded):              190,361        701,472       492,633        731,011       136,905
          Net asset value per share:           $     12.99    $      7.52   $     44.45    $     19.52   $     17.38
          Cost:                                $ 2,325,948    $ 5,536,266   $13,133,223    $13,022,728   $ 2,349,466



                                                                       PORTFOLIOS (CONTINUED)
                                               ---------------------------------------------------------------------
                                                                                                             SMALL
                                                              GOVERNMENT     ZERO COUPON    PRUDENTIAL  CAPITALIZATION
                                                  GLOBAL        INCOME        BOND 2005      JENNISON        STOCK
                                               -----------    -----------   -----------    -----------   -----------
          Number of shares (rounded):              211,995        269,325       132,392        509,524       193,979
          Net asset value per share:           $     30.98    $     11.55   $     12.68    $     32.39   $     16.25
          Cost:                                $ 3,960,686    $ 3,069,563   $ 1,680,503    $11,859,718   $ 2,830,513

NOTE 4:  CONTRACT OWNER UNIT INFORMATION
            Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 1999 were as follows:


                                                                              SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                 MONEY        DIVERSIFIED                    FLEXIBLE    CONSERVATIVE
                                                 MARKET          BOND         EQUITY         MANAGED       BALANCED
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               -----------    -----------   -----------    -----------   -----------
          Contract Owner Units
            Outstanding (rounded):               7,657,212      2,823,756     8,342,988     16,475,508    23,685,043
          Unit Value                           $   1.87949    $   2.53066   $   6.20908    $   4.14686   $   3.45135
          TOTAL CONTRACT OWNER EQUITY          $14,391,653    $ 7,145,966   $51,802,280    $68,321,625   $81,745,373




                                                                        SUBACCOUNTS (CONTINUED)
                                               ---------------------------------------------------------------------
                                               ZERO COUPON     HIGH YIELD      STOCK         EQUITY        NATURAL
                                                BOND 2000        BOND          INDEX         INCOME        RESOURCES
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               -----------    -----------   -----------    -----------   -----------
          Contract Owner Units
            Outstanding (rounded):                 852,922      2,304,673     3,820,480      3,272,243       816,612
          Unit Value                           $   2.89913    $   2.28621   $   5.73164    $   4.36083   $   2.91371
          TOTAL CONTRACT OWNER EQUITY          $ 2,472,731    $ 5,268,967   $21,897,614    $14,269,696   $ 2,379,371




                                                                        SUBACCOUNTS (CONTINUED)
                                               ---------------------------------------------------------------------
                                                                                                            SMALL
                                                               GOVERNMENT   ZERO COUPON     PRUDENTIAL  CAPITALIZATION
                                                 GLOBAL         INCOME       BOND 2005       JENNISON       STOCK
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               -----------    -----------   -----------    -----------   -----------
          Contract Owner Units
            Outstanding (rounded):               2,633,198      1,604,477       722,274      4,738,987     1,661,694
          Unit Value                           $   2.49557    $   1.93883   $   2.32423    $   3.48875   $  1.89696
          TOTAL CONTRACT OWNER EQUITY          $ 6,571,330    $ 3,110,807   $ 1,678,730    $16,533,142   $ 3,152,167



                                      A16

NOTE 5:   CHARGES AND EXPENSES

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at an effective annual rate of 0.90% are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed the related charges by Pruco Life.

          B.   Administration Charges

               The administration charges at an effective annual rate of 0.35% are applied daily against the net assets representing equity of contract owners held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

          C.   Expense Reimbursement

               The Account is reimbursed by Pruco Life for expenses in excess of 0.40% of the average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced and Zero Coupon Bond 2000 Portfolios of the Series Fund. In addition, the Account is reimbursed by Pruco Life, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the Zero Coupon Bond 2005 Portfolio.

          D.   Deferred Sales Charge

               A deferred sales charge is imposed upon surrenders of variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the sixth year of the contract. No sales charge will be imposed on death benefits.

          E.   Cost of Insurance and Other Related Charges

               Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.


NOTE 6:   TAXES

          Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A17

NOTE 7:   NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

          The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998 Pruco Life no longer maintains a position in the account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

NOTE 8:   UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 1999, 1998 and 1997 were as follows:


                                                                          SUBACCOUNTS
                                        ------------------------------------------------------------------------------------
                                                      MONEY MARKET                             DIVERSIFIED BOND
                                                        PORTFOLIO                                  PORTFOLIO
                                        -------------------------------------      -----------------------------------------
                                           1999           1998         1997          1999            1998            1997
                                        ----------    ----------   ----------      --------        --------       ----------
          Contract Owner Contributions:  4,524,977     4,898,552    5,466,810       165,944         499,444          651,969
          Contract Owner Redemptions:   (4,086,505)   (5,840,803)  (6,468,089)     (612,893)       (820,111)      (1,808,895)


                                                                    SUBACCOUNTS (CONTINUED)
                                        ------------------------------------------------------------------------------------
                                                         EQUITY                                FLEXIBLE MANAGED
                                                        PORTFOLIO                                  PORTFOLIO
                                        ----------------------------------------   -----------------------------------------
                                           1999           1998         1997          1999            1998            1997
                                        ----------    ----------   ----------      --------        --------       ----------
          Contract Owner Contributions:    433,562       615,879    1,048,054       552,379       1,084,619        1,082,825
          Contract Owner Redemptions:   (2,013,637)   (1,380,990)  (2,683,804)   (2,782,391)     (2,832,805)      (3,925,584)


                                                                    SUBACCOUNTS (CONTINUED)
                                        ------------------------------------------------------------------------------------
                                                  CONSERVATIVE BALANCED                      ZERO COUPON BOND 2000
                                                        PORTFOLIO                                  PORTFOLIO
                                        -------------------------------------      -----------------------------------------
                                           1999           1998         1997          1999            1998            1997
                                        ----------    ----------   ----------      --------        --------       ----------
          Contract Owner Contributions:    339,529     1,293,114    1,593,155        24,529          24,113           16,351
          Contract Owner Redemptions:   (3,625,319)   (3,776,432)  (5,145,688)      (52,761)       (142,259)        (207,678)


                                                                    SUBACCOUNTS (CONTINUED)
                                        ------------------------------------------------------------------------------------
                                                     HIGH YIELD BOND                              STOCK INDEX
                                                        PORTFOLIO                                  PORTFOLIO
                                        -------------------------------------      -----------------------------------------
                                           1999           1998         1997          1999            1998            1997
                                        ----------    ----------   ----------      --------        --------       ----------
          Contract Owner Contributions:    586,054       632,269      841,648     1,056,257         914,189        1,245,598
          Contract Owner Redemptions:   (1,058,624)     (745,640)  (1,005,588)     (807,719)       (694,885)        (856,444)



                                                                    SUBACCOUNTS (CONTINUED)
                                        ------------------------------------------------------------------------------------
                                                      EQUITY INCOME                            NATURAL RESOURCES
                                                        PORTFOLIO                                  PORTFOLIO
                                        -------------------------------------      -----------------------------------------
                                           1999           1998         1997          1999            1998            1997
                                        ----------    ----------   ----------      --------        --------       ----------
          Contract Owner Contributions:    389,138       548,985      808,744       132,891         169,484          454,152
          Contract Owner Redemptions:   (1,393,091)     (864,017)    (764,150)     (357,079)       (544,078)        (584,279)


                                                                    SUBACCOUNTS (CONTINUED)
                                        ------------------------------------------------------------------------------------
                                                         GLOBAL                                GOVERNMENT INCOME
                                                        PORTFOLIO                                  PORTFOLIO
                                        -------------------------------------      -----------------------------------------
                                           1999           1998         1997          1999            1998            1997
                                        ----------    ----------   ----------      --------        --------       ----------
          Contract Owner Contributions:    646,819       398,412    1,536,857        68,170         454,867          218,187
          Contract Owner Redemptions:     (534,643)   (1,194,394)  (1,659,345)     (333,339)       (354,278)        (369,775)


                                                                    SUBACCOUNTS (CONTINUED)
                                        ------------------------------------------------------------------------------------
                                                       ZERO COUPON                                PRUDENTIAL
                                                   BOND 2005 PORTFOLIO                        JENNISON PORTFOLIO
                                        -------------------------------------      -----------------------------------------
                                           1999           1998         1997          1999            1998            1997
                                        ----------    ----------   ----------      --------        --------       ----------
          Contract Owner Contributions:    325,182       112,598      277,366     3,298,243       1,670,396        1,274,986
          Contract Owner Redemptions:     (161,395)     (110,069)    (470,673)   (1,312,972)       (758,770)        (490,572)


                                                 SUBACCOUNTS (CONTINUED)
                                        -------------------------------------
                                                  SMALL CAPITALIZATION
                                                     STOCK PORTFOLIO
                                        -------------------------------------
                                           1999           1998         1997
                                        ----------    ----------   ----------
          Contract Owner Contributions:    742,267     1,224,706    1,446,653
          Contract Owner Redemptions:   (1,632,968)     (382,979)    (665,592)



                                      A18

NOTE 9:   PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1999 were as follows:


                                                                   PORTFOLIOS
                                  ----------------------------------------------------------------------------
                                      MONEY        DIVERSIFIED                      FLEXIBLE     CONSERVATIVE
                                     MARKET           BOND           EQUITY          MANAGED       BALANCED
                                  ------------     -----------    ------------    ------------    ------------
          Purchases ............. $  6,907,148     $   369,826    $  1,199,516    $    554,508    $    209,834
          Sales ................. $ (6,250,356)    $(1,598,277)   $(11,106,318)   $(10,193,655)   $(12,050,140)



                                                             PORTFOLIOS (CONTINUED)
                                  ----------------------------------------------------------------------------
                                   ZERO COUPON     HIGH YIELD         STOCK          EQUITY         NATURAL
                                    BOND 2000         BOND            INDEX          INCOME        RESOURCES
                                  ------------     -----------    ------------    ------------    ------------
          Purchases ............. $     65,872     $ 1,136,056    $  4,341,975    $    978,442    $    291,523
          Sales ................. $   (172,688)    $(2,274,296)   $ (3,360,156)   $ (5,391,812)   $   (850,415)



                                                             PORTFOLIOS (CONTINUED)
                                  ----------------------------------------------------------------------------
                                                                                                     SMALL
                                                   GOVERNMENT      ZERO COUPON     PRUDENTIAL   CAPITALIZATION
                                     GLOBAL          INCOME         BOND 2005       JENNISON         STOCK
                                  ------------     -----------    ------------    ------------    ------------
          Purchases ............. $  1,003,591     $   156,592    $    779,718    $  8,405,189    $  1,132,370
          Sales ................. $   (826,593)    $  (720,900)   $   (388,654)   $ (2,898,419)   $ (2,727,671)



                                      A19

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life Single Premium Variable Life Account and the Board of Directors of Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Zero Coupon Bond 2000 Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Pruco Life Single Premium Variable Life Account at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York
March 17, 2000

                                      A20

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                 1999               1998
                                                                            -----------------  -----------------
ASSETS

Fixed maturities
     Available for sale, at fair value (amortized cost, 1999: $3,084,057;       $2,998,362         $2,763,926
        1998: $2,738,654)
     Held to maturity, at amortized cost (fair value, 1999: $377,822; 1998:        388,990            410,558
        $421,845)
Equity securities - available for sale, at fair value (cost, 1999: $3,238;           4,532              2,847
     1998: $2,951)
Mortgage loans on real estate                                                       10,509             17,354
Policy loans                                                                       792,352            766,917
Short-term investments                                                             207,219            240,727
Other long-term investments                                                         77,769             42,050
                                                                            -----------------  -----------------
               Total investments                                                 4,479,733          4,244,379
Cash                                                                                76,396             89,679
Deferred policy acquisition costs                                                1,062,785            861,713
Accrued investment income                                                           68,917             61,114
Receivables from affiliate                                                          23,329                  -
Other assets                                                                        48,228             65,145
Separate Account assets                                                         16,032,449         11,490,751
                                                                            -----------------  -----------------
TOTAL ASSETS                                                                   $21,791,837        $16,812,781
                                                                            =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities

Policyholders' account balances                                                 $3,116,261         $2,702,011
Future policy benefits and other policyholder liabilities                          635,978            528,779
Cash collateral for loaned securities                                               87,336             73,336
Securities sold under agreement to repurchase                                       21,151             49,708
Income taxes payable                                                               145,600            193,358
Payables to affiliate                                                                    -             66,568
Other liabilities                                                                   83,243             55,038
Separate Account liabilities                                                    16,032,449         11,490,751
                                                                            -----------------  -----------------
Total liabilities                                                               20,122,018         15,159,549
                                                                            -----------------  -----------------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding                                           2,500              2,500
Paid-in-capital                                                                    439,582            439,582
Retained earnings                                                                1,258,428          1,202,833

Accumulated other comprehensive (loss) income
    Net unrealized investment (losses) gains                                       (28,364)             9,902
    Foreign currency translation adjustments                                        (2,327)            (1,585)
                                                                            -----------------  -----------------
Accumulated other comprehensive (loss) income                                      (30,691)             8,317
                                                                            -----------------  -----------------
Total stockholder's equity                                                       1,669,819          1,653,232
                                                                            -----------------  -----------------
TOTAL LIABILITIES AND

     STOCKHOLDER'S EQUITY                                                     $ 21,791,837        $16,812,781
                                                                            =================  =================


                 See Notes to Consolidated Financial Statements




                                       B1

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 1999, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                               1999                1998               1997
                                                            --------------     ---------------    ---------------
REVENUES

Premiums                                                       $ 98,976            $ 82,139           $ 69,614
Policy charges and fee income                                   414,425             350,569            332,132
Net investment income                                           276,821             261,430            259,634
Realized investment (losses) gains, net                         (32,545)             44,841             10,974
Asset management fees                                            60,392              40,200             33,310
Other income                                                      1,397               1,067                491
                                                            --------------     ---------------    ---------------

Total revenues                                                  819,466             780,246            706,155
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                         205,042             193,739            199,537
Interest credited to policyholders' account balances            136,852             118,992            110,815
General, administrative and other expenses                      392,041             231,320            227,561
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                     733,935             544,051            537,913
                                                            --------------     ---------------    ---------------

Income from operations before income taxes                       85,531             236,195            168,242
                                                            --------------     ---------------    ---------------

Income tax provision                                             29,936              84,233             61,868
                                                            --------------     ---------------    ---------------

NET INCOME                                                       55,595             151,962            106,374
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income, net of tax:

     Unrealized gains (losses) on securities, net of
       reclassification adjustment                              (38,266)             (7,227)              3,025

     Foreign currency translation adjustments                      (742)              2,980              (2,863)
                                                            --------------     ---------------    ---------------

Other comprehensive (loss) income                               (39,008)             (4,247)               162
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                     $ 16,587            $147,715           $106,536
                                                            ==============     ===============    ===============


                 See Notes to Consolidated Financial Statements




                                       B2

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------



                                                                                  Accumulated
                                                                                     other             Total
                                    Common         Paid-in-       Retained       comprehensive     stockholder's
                                      stock         capital       earnings       income (loss)        equity
                                    ------------- ------------ ---------------- ---------------- -------------------
                                    ------------- ------------ ---------------- ---------------- -------------------
Balance, January 1, 1997               $ 2,500     $ 439,582        $944,497            $12,402        $1,398,981

    Net income                               -             -         106,374                  -           106,374

    Change in foreign currency               -             -               -             (2,863)           (2,863)
        translation adjustments,
        net of taxes

    Change in net unrealized
        investment gains, net of             -             -               -              3,025             3,025
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1997               2,500       439,582       1,050,871             12,564         1,505,517

   Net income                                -             -         151,962                  -           151,962
    Change in foreign currency
         translation adjustments,            -             -               -              2,980             2,980
         net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -             (7,227)           (7,227)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance, December 31, 1998               2,500       439,582       1,202,833              8,317         1,653,232

    Net income                               -             -          55,595                  -            55,595

    Change in foreign currency
        translation adjustments,             -             -               -               (742)             (742)
        net of taxes

    Change in net unrealized
        investment losses, net of            -             -               -            (38,266)          (38,266)
        reclassification
        adjustment and taxes
                                    ------------- ------------ ---------------- ---------------- -------------------

Balance,  December 31, 1999            $ 2,500     $ 439,582     $ 1,258,428         $ (30,691)        $1,669,819
                                    ============= ============================= ================ ===================



                 See Notes to Consolidated Financial Statements




                                       B3

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                                   1999               1998                 1997
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                     $    55,595          $   151,962          $   106,374
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                 (83,961)             (29,827)             (40,783)
     Interest credited to policyholders' account balances          136,852              118,992              110,815
     Realized investment (gains) losses, net                        32,545              (44,841)             (10,974)
     Amortization and other non-cash items                          75,037               19,655              (26,405)
     Change in:
         Future policy benefits and other policyholders'
           liabilities                                             107,199               61,095               34,907
         Accrued investment income                                  (7,803)               5,886               (4,890)
         Payable to affiliate                                      (89,897)              (3,807)              20,547
         Policy loans                                              (25,435)             (62,962)             (64,173)
         Deferred policy acquisition costs                        (201,072)            (206,471)             (22,083)
         Income taxes payable                                      (47,758)             (16,828)              68,417
         Other, net                                                 45,122              (43,675)              34,577
                                                             -----------------  -------------------   ---------------
Cash Flows (Used In) From Operating Activities                      (3,576)             (50,821)             206,329
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                3,076,848            5,429,396            2,828,665
               Held to maturity                                     45,841               74,767              138,626
         Equity securities                                           5,209                4,101                6,939
         Mortgage loans on real estate                               6,845                5,433               24,925
         Other long-term investments                                   385               33,428              (10,618)
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                               (3,452,289)          (5,617,208)          (3,141,785)
               Held to maturity                                    (24,170)            (145,919)             (70,532)
         Equity securities                                          (5,110)              (2,274)              (4,594)
         Other long-term investments                               (39,094)                (409)                 (51)
     Cash collateral for loaned securities, net                     14,000              (70,085)             143,421
     Securities sold under agreement to repurchase, net            (28,557)              49,708                   --
     Short-term investments, net                                    33,580               75,771             (147,030)
                                                             -----------------  -------------------   ---------------
Cash Flows Used In Investing Activities                           (366,512)            (163,291)            (232,034)
                                                             -----------------  -------------------   ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                               3,448,370            3,098,764            2,099,600
          Withdrawals                                           (3,091,565)          (2,866,331)          (2,076,303)
                                                             -----------------  -------------------   ---------------
Cash Flows From (Used in) Financing Activities                     356,805              232,433               23,297
                                                             -----------------  -------------------   ---------------
     Net increase (decrease) in Cash                               (13,283)              18,321               (2,408)
     Cash, beginning of year                                        89,679               71,358               73,766
                                                             -----------------  -------------------   ---------------
CASH, END OF PERIOD                                            $    76,396          $    89,679          $    71,358
                                                             =================  ===================   ===============

SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid (received)                              $    55,144          $    99,810          $    (7,904)
                                                             =================  ===================   ===============


                 See Notes to Consolidated Financial Statements


                                       B4

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey ("PLNJ") and The Prudential Life Insurance Company of Arizona ("PLICA"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997, 1998 or 1999 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing and review and approval by two-thirds of the qualified policyholders who vote on the plan, review and approved by the New Jersey Department of Banking and Insurance. Prudential's management is in the process of developing a proposed plan of demutualization, although there can be no assurance that Prudential's Board of Directors will approve such a plan.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."


                                       B5

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts are included on this line.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash includes cash on hand, amounts due from banks, and money market instruments.

Deferred Policy Acquisition Costs
The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income".

Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.



                                       B6

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.



                                       B7

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income". Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.


                                       B8

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.


                                       B9

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:



                                                                              1999
                                                 --------------------------------------------------------------
                                                                        Gross         Gross
                                                  Amortized           Unrealized     Unrealized       Estimated
                                                     Cost                Gains         Losses        Fair Value
                                                  ----------          ----------      ----------     ----------
                                                                         (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies    $  113,172          $        2      $    2,052     $  111,122

Foreign government bonds                              92,725               1,718           1,455         92,988

Corporate securities                               2,876,602               8,013          92,075      2,792,540

Mortgage-backed securities                             1,558                 157               3          1,712

                                                  ----------          ----------      ----------     ----------
Total fixed maturities available for sale         $3,084,057          $    9,890      $   95,585     $2,998,362
                                                  ==========          ==========      ==========     ==========

Fixed maturities held to maturity

Corporate securities                              $  388,990          $    1,832      $   13,000     $  377,822
                                                  ----------          ----------      ----------     ----------
Total fixed maturities held to maturity           $  388,990          $    1,832      $   13,000     $  377,822
                                                  ==========          ==========      ==========     ==========

Equity securities available for sale              $    3,238          $    1,373      $       79     $    4,532
                                                  ==========          ==========      ==========     ==========


                                                                                     1998
                                                      ----------------------------------------------------------------
                                                                        Gross            Gross
                                                      Amortized      Unrealized       Unrealized            Estimated
                                                         Cost           Gains            Losses            Fair Value
                                                      ----------      ----------       ----------          ----------
                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
    U.S government corporation and agencies           $  110,294      $      864       $      319          $  110,839

Foreign government bonds                                  87,112           2,003              696              88,419

Corporate securities                                   2,540,498          30,160            6,896           2,563,762

Mortgage-backed securities                                   750             156               --                 906

                                                      ----------      ----------       ----------          ----------
Total fixed maturities available for sale             $2,738,654      $   33,183       $    7,911          $2,763,926
                                                      ==========      ==========       ==========          ==========

Fixed maturities held to maturity

Corporate securities                                  $  410,558      $   11,287       $       --          $  421,845

                                                      ----------      ----------       ----------          ----------
Total fixed maturities held to maturity               $  410,558      $   11,287       $       --          $  421,845
                                                      ==========      ==========       ==========          ==========

Equity securities available for sale                  $    2,951      $      168       $      272          $    2,847
                                                      ==========      ==========       ==========          ==========



                                      B10

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


3.  INVESTMENTS (continued)
The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1999 are shown below:


                                            Available for Sale                     Held to Maturity
                                    ------------------------------------  ------------------------------------
                                       Amortized       Estimated Fair         Amortized       Estimated Fair
                                          Cost              Value               Cost               Value
                                    ----------------- ------------------   ---------------- -------------------
                                              (In Thousands)                         (In Thousands)

Due in one year or less                $  178,298          $  175,638          $  18,369          $  18,296

Due after one year through five         1,144,552           1,118,150            178,893            178,624
years

Due after five years through ten        1,326,637           1,283,515            175,549            165,341
years

Due after ten years                       433,012             419,347             16,179             15,561

Mortgage-backed securities                  1,558               1,712                  -                  -
                                    ---------------- -------------------  ----------------- ------------------
Total                                  $3,084,057          $2,998,362          $ 388,990          $ 377,822
                                    ================ ===================  ================= ==================


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1999, 1998, and 1997 were $2,950.4 million, $5,327.3 million, and $2,796.3 million, respectively. Gross gains of $13.1 million, $46.3 million, and $18.6 million and gross losses of $31.1 million, $14.1 million, and $7.9 million were realized on those sales during 1999, 1998, and 1997, respectively. During the years ended December 31, 1999, 1998, and 1997, there were no securities classified as held to maturity that were sold.

Proceeds from the maturity of fixed maturities available for sale during 1999, 1998, and 1997 were $126.5 million, $102.1 million, and $32.4 million, respectively

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $11.2 million, $2.8 million and $0.1 million for the years 1999, 1998 and 1997, respectively.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1999 and 1998.



                                                       1999                             1998
                                             ----------------------------     ---------------------------
                                                                   (In Thousands)

                 Retail stores                    $ 6,518        62.0%            $ 7,356        42.4%

                 Apartment complexes                    -            -              5,988        34.5%

                 Industrial buildings               3,991        38.0%              4,010        23.1%

                                             ----------------------------     ---------------------------
                       Net carrying value         $10,509       100.0%            $17,354       100.0%
                                             ============================     ===========================

The largest concentration of mortgage loans are in the states of Washington (51%), New Jersey (38%), and North Dakota (11%).

Special Deposits and Restricted Assets
Fixed maturities of $8.2 million and $8.6 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.3 million and $2.5 million at December 31, 1999 and 1998, respectively.




                                      B11

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
3.  INVESTMENTS (continued)

Other Long-Term Investments

The Company's "Other long-term investments" of $77.8 million and $42.0 million as of December 31, 1999 and 1998, respectively, are comprised of joint ventures, limited partnerships, and the Company's investment in the Separate Accounts. Joint ventures, limited partnerships and other totaled $32.8 million and $1.0 million at December 31, 1999 and 1998, respectively. The Company's share of net income from the joint ventures was $0.3 million, $0.1 million and $2.2 million for the years ended December 31, 1999, 1998 and 1997, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $45.0 million and $41.0 million at December 31, 1999 and 1998, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                        $188,236            $179,184          $ 161,140
  Fixed maturities - held to maturity                            29,245              26,128             26,936
  Equity securities                                                   -                  14                 76
  Mortgage loans on real estate                                   2,825               1,818              2,585
  Policy loans                                                   42,422              40,928             37,398
  Short-term investments                                         19,208              23,110             22,011
  Other                                                           4,432               6,886             14,920
                                                          ----------------   -----------------  -----------------
  Gross investment income                                       286,368             278,068            265,066
       Less:  investment expenses                                (9,547)            (16,638)            (5,432)
                                                          ----------------   -----------------  -----------------
  Net investment income                                        $276,821            $261,430          $ 259,634
                                                          ================   =================  =================


Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:



                                                              1999                1998               1997
                                                          ----------------   -----------------  -----------------
                                                                             (In Thousands)

  Fixed maturities - available for sale                       $ (29,192)            $29,330             $9,039
  Fixed maturities - held to maturity                               102                 487                821
  Equity securities                                                 392               3,489                  8
  Mortgage loans on real estate                                       -                   -                797
  Derivative instruments                                         (1,557)             12,414                  -
  Other                                                          (2,290)               (879)               309
                                                          ----------------   -----------------  -----------------
  Realized investment (losses) gains, net                     $ (32,545)            $44,841            $10,974
                                                          ================   =================  =================






                                      B12

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income". Changes in these amounts include reclassification adjustments to avoid including in "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:



                                                                                                                     Accumulated
                                                                                                                        other
                                                                                                                     comprehensive
                                                                                                                     income (loss)
                                                                        Deferred                        Deferred     related to net
                                                      Unrealized        policy        Policyholders'   income tax     unrealized
                                                     gains(losses)    acquisition       Account        (liability)    investment
                                                     investments        costs           Balances        benefit      gains(losses)
                                                      ---------        ---------        ---------       ---------      ---------
                                                                                   (In Thousands)
Balance,  January 1, 1997                             $  26,930        $  (7,893)       $   2,451        $  (7,384)       $  14,104

Net investment gains (losses) on
investments arising during the period                    21,338               --               --           (7,445)          13,893

Reclassifications adjustment for
gains included in net income                            (10,277)              --               --            3,585           (6,692)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --           (8,412)              --            2,944           (5,468)

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --            1,292               --            1,292
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1997                              37,991          (16,305)           3,743           (8,300)          17,129

Net investment gains (losses) on
investments arising during the period                    22,801               --               --           (7,588)          15,213

Reclassifications adjustment for
gains included in net income                            (35,623)              --               --           11,855          (23,768)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                        --            3,190               --           (1,048)           2,142

Impact of net unrealized investment
gains on policyholders' account
balances                                                     --               --           (1,063)             249             (814)
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1998                              25,169          (13,115)           2,680           (4,832)           9,902

Net investment gains (losses) on
investments arising during the period                  (138,268)              --               --           47,785          (90,483)

Reclassifications adjustment for
gains included in net income                             28,698               --               --           (9,970)          18,728

Impact of net unrealized investment
gains on deferred policy acquisition                         --           53,407               --          (16,283)          37,124
costs

Impact of net unrealized investment
gains on policyholders' account                              --               --           (5,712)           2,077           (3,635)
balances
                                                      ---------        ---------        ---------        ---------        ---------

Balance,  December 31, 1999                           $ (84,401)       $  40,292        $  (3,032)       $  18,777        $ (28,364)
                                                      =========        =========        =========        =========        =========




                                      B13

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, 1999, are as follows:



                                                                                           1999
                                                                                     -----------------
                                                                                      (In Thousands)

Balance, beginning of year                                                                $ 861,713
Capitalization on commissions, sales and issue expenses                                     242,373
Amortization                                                                               (96,451)
Change in unrealized investment gains                                                        53,407
Foreign currency translation                                                                  1,743
                                                                                     -----------------
Balance, end of year                                                                     $1,062,785
                                                                                     =================


5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Life insurance                                     $ 587,162                $ 500,429
         Annuities                                             48,816                   28,350
                                                   -------------------      -------------------
                                                            $ 635,978                $ 528,779
                                                   ===================      ===================


Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:



           Product                       Mortality               Interest Rate          Estimation Method
-------------------------------   -------------------------   --------------------   -------------------------
Life insurance - Domestic         Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the non-forfeiture interest
                                  surrender values                                   rate

Life insurance - International    Generally rates guaranteed     2.5% to 7.5%        Net level premium based
                                  in calculating cash                                on the expected investment
                                  surrender values                                   return

Individual immediate annuities    1983 Individual Annuity        3.5% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience




                                      B14

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


5.  POLICYHOLDERS' LIABILITIES (continued)

Policyholders' account balances at December 31, are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Interest-sensitive life contracts                 $1,383,795               $1,392,649
         Individual annuities                               1,147,722                1,077,996
         Guaranteed investment contracts                      584,744                  231,366
                                                   -------------------      -------------------
                                                           $3,116,261               $2,702,011
                                                   ===================      ===================


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:



            Product                            Interest Rate                Withdrawal / Surrender Charges
---------------------------------   ------------------------------------  ------------------------------------
Interest sensitive life                         4.0% to 6.5 %             Various up to 10 years

Individual annuities                            3.0% to 5.6%              0% to 8% for up to 8 years

Guaranteed investment contracts                5.02% to 7.32%             Subject to market value withdrawal
                                                                          provisions for any funds withdrawn
                                                                          other than for benefit responsive
                                                                          and contractual payments


6.  REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.




                                      B15

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


6.  REINSURANCE (continued)

Reinsurance amounts included in the Consolidated Statements of Operations for the year ended December 31 are below.



                                                          1999               1998               1997
                                                    ----------------   ----------------   ----------------
                                                                       (In Thousands)

        Reinsurance premiums assumed                        1,778              1,395              1,369
        Reinsurance premiums ceded - affiliated            (6,882)            (6,532)              (686)
        Reinsurance premiums ceded - unaffiliated          (1,744)            (2,819)            (3,038)
                                                    ================   ================   ================

        Policyholders' benefits ceded                      $4,228             $4,044             $3,912
                                                    ================   ================   ================


Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:



                                                              1999                 1998
                                                       -------------------   -----------------
                                                                    (In Thousands)

         Life insurance - affiliated                            $ 6,653             $ 4,155
         Life insurance - unaffiliated                            2,625               2,326
         Other reinsurance - affiliated                          15,600              21,650
                                                       -------------------   -----------------
                                                                $24,878             $28,131
                                                       ===================   =================


7.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 1999 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.




                                      B16

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                            (In Thousands)
     Current tax expense (benefit):
        U.S.                                                $ (14,093)             $67,272            $71,989
        State and local                                            378               2,496              1,337
        Foreign                                                     15                   -                  -
                                                         ----------------   -----------------  -----------------
        Total                                                 (13,700)              69,768             73,326
                                                         ----------------   -----------------  -----------------


     Deferred tax expense (benefit):
        U.S.                                                    42,320              14,059           (11,458)
        State and local                                          1,316                 406                  -
                                                         ----------------   -----------------  -----------------
        Total                                                   43,636              14,465           (11,458)
                                                         ----------------   -----------------  -----------------

      Total income tax expense                                 $29,936             $84,233            $61,868
                                                         ================   =================  =================


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:



                                                             1999                1998               1997
                                                         ----------------   -----------------  -----------------
                                                                           (In Thousands)

     Expected federal income tax expense                       $29,936             $82,668            $58,885
     State and local income taxes                                1,101               1,886                869
     Dividends received deduction                              (1,010)               (199)                  -
     Other                                                        (91)               (122)              2,114
                                                         ----------------   -----------------  -----------------
     Total income tax expense                                  $29,936             $84,233            $61,868
                                                         ================   =================  =================

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:



                                                              1999                     1998
                                                         ------------------      -------------------
                                                                     (In Thousands)
              Deferred tax assets
                   Insurance reserves                           $ 93,949                 $ 93,564
                   Net unrealized (gains) losses on
                       securities                                 31,132                   (9,061)
                   Other                                           2,502                        -
                                                         ------------------      -------------------
                   Deferred tax assets                           127,583                   84,503
                                                         ------------------      -------------------

              Deferred tax liabilities
                   Deferred acquisition costs                    299,683                  224,179
                   Net investment gains                              110                    3,180
                   Other                                               -                    5,978
                                                         ------------------      -------------------
                   Deferred tax liabilities                      299,793                  233,337
                                                         ------------------      -------------------

              Net deferred tax liability                        $172,210                 $148,834
                                                         ==================      ===================



                                      B17

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.

9.  EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.



                                                              1999               1998               1997
                                                          ----------------   ----------------   ----------------
                                                                            (In Thousands)
Statutory net (loss) income                                  $ (82,291)         $ (33,097)           $ 12,778

Adjustments to reconcile to net income on a GAAP basis:

     Statutory income of subsidiaries                            20,221             18,953             18,553
     Amortization and capitalization of deferred
        acquisition costs                                       145,921            202,375             38,003
     Deferred premium                                               639              2,625              1,144
     Insurance revenue and expenses                              45,915            (24,942)            26,517
     Income taxes                                               (43,644)           (21,805)            11,956
     Valuation of investments                                   (24,908)            20,077                506
     Asset management fees                                      (13,503)                 -                  -
     Other, net                                                   7,245            (12,224)            (3,083)
                                                          ----------------   ----------------   ----------------
GAAP net income                                                $ 55,595           $151,962           $106,374
                                                          ================   ================   ================


                                                               1999               1998
                                                          -----------------  -----------------
                                                                    (In Thousands)
  Statutory surplus                                             $889,186           $931,164

  Adjustments to reconcile to equity on a GAAP basis:

       Valuation of investments                                  (38,258)           117,254
       Deferred acquisition costs                              1,062,785            861,713
       Deferred premium                                          (16,539)           (15,625)
       Insurance liabilities                                     (54,927)          (133,811)
       Income taxes                                             (150,957)          (123,343)
       Asset management fees                                     (13,503)                 -
       Other, net                                                 (7,968)            15,880
                                                          -----------------  -----------------
  GAAP stockholder's equity                                   $1,669,819         $1,653,232
                                                          =================  =================





                                      B18

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

Investment contracts

For guaranteed investment contracts, estimated fair values are derived by using discounted projected cash flows based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. Estimated fair values for individual deferred annuities are derived using the policyholder's account balance.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:



                                                      1999                                   1998
                                           ----------------------------------     --------------------------------
                                             Carrying          Estimated            Carrying        Estimated
                                              Value           Fair Value             Value         Fair Value

                                           ----------------  ----------------     --------------- ----------------
                                                                      (In Thousands)
Financial Assets:
     Fixed maturities:  Available for sale    $2,998,362        $2,998,362          $2,763,926       $2,763,926
     Fixed maturities:  Held to maturity         388,990           377,822             410,558          421,845
     Equity securities                             4,532             4,532               2,847            2,847
     Mortgage loans on real estate                10,509            11,550              17,354           19,465
     Policy loans                                792,352           761,232             766,917          806,099
     Short-term investments                      207,219           207,219             240,727          240,727
     Cash                                         76,396            76,396              89,679           89,679
     Separate Account assets                  16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                      38                38                   -                -

Financial Liabilities:
     Investment contracts                     $1,282,964        $1,277,317           $ 835,034        $ 839,105
     Cash collateral for loaned securities        87,336            87,336              73,336           73,336
     Securities sold under repurchase
        agreements                                21,151            21,151              49,708           49,708
     Separate Account liabilities             16,032,449        16,032,449          11,490,751       11,490,751
     Derivatives                                   5,012             5,243               1,723            2,374


                                      B19

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates and to manage the duration of assets and the duration of liabilities supported by those assets. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $122.1 million and $40.8 million at December 31, 1999 and 1998, respectively. The fair value of futures contracts was $(2.0) million at December 31, 1999 and immaterial at December 31, 1998.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1999 and 1998.

Currency Derivatives

The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated Other Comprehensive Income". If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

The notional value and fair value of the currency swaps $31.0 million and $(3.2) million and $40.5 million and $(2.3) million, respectively, at December 31, 1999 and 1998.



                                      B20

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


11.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 1999, 80% of notional consisted of interest rate derivatives, and 20% of notional consisted of foreign currency derivatives.

12.  CONTINGENCIES

Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company has participated in a remediation program pursuant to which relief was offered to policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995. Prudential has agreed to indemnify the Company for any liability incurred in connection with that litigation.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. Management believes that any ultimate liability which could result from such litigation would not have a material adverse effect on the Company's financial position.

13.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1999, the Company would not be permitted a non-extraordinary dividend distribution in 2000.

14.  RELATED PARTY TRANSACTIONS

Service Agreements
Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. Prudential periodically reviews its methods for determining the level of administrative expenses charged to the Company. Late in 1998, Prudential revised its allocation methodology to more closely align allocations based on business processes, resulting in increased allocations from 1998 levels. Management believes that the updated methodology is reasonable and better reflects actual costs incurred by Prudential to process transactions on behalf of the Company. The net cost of these services allocated to the Company were $317.4 million, $269.9 million and $139.5 million for the years ended December 31, 1999, 1998, and 1997, respectively.

In addition, the Company received allocated distribution expenses from Prudential's retail agency network. Beginning in 1999, market based distribution transfer pricing was the basis for allocating costs to each product line that distributes products through Prudential's retail agency channels. A majority of these distribution expenses have been capitalized by the Company as deferred policy acquisition costs ("DAC").

The Company receives asset management fee income from policyholder account balances invested in the Prudential Series Fund ("PSF"). These amounts are shown as asset management fees on the statement of operations. The Company also collects these fees on behalf of Prudential. The amounts due to Prudential related to PSF fees were $0.1 million and $22.6 million at December 31, 1999 and December 31, 1998, respectively.


                                      B21

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14.  RELATED PARTY TRANSACTIONS (continued)

The Company pays an asset management fee to Prudential Global Asset Management ("PGAM") for managing the Separate Account investment portfolio. The expense for the year was $25.9 million, which is shown in general, administrative and other expenses.

The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $725.3 million and $362.3 million at December 31, 1999, and 1998, respectively. The fees received in 1999 related to the COLI policies were $4.0 million.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1999, 1998, and 1997.

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1999.


                                      B22

                        Report of Independent Accountants

   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

   PricewaterhouseCoopers LLP
   New York, New York
   March 21, 2000


                                      B23

                                                         DISCOVERY |
                                                             LIFE  |LOGO
                                                            PLUS   |



                      SINGLE PREMIUM VARIABLE LIFE ACCOUNT
                        VARIABLE LIFE INSURANCE CONTRACTS


--------------------------------------------------------------------------------
                                         =======================================



A Subsidiary of


Prudential LOGO

PRUCO LIFE INSURANCE COMPANY
213 Washington Street
Newark, New Jersey 07102-2992
Telephone: (888) PRU-2888

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the variable life insurance contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.


Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statues Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q filed August 15, 1997. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to director, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 75 pages.


The undertaking to file reports.
The representation with respect to charges.
The undertaking with respect to indemnification.
The signatures.
Written consents of the following persons:

    1.  PricewaterhouseCoopers, LLP, independent accountants.
    2.  Clifford E. Kirsch, Esq.
    3   Ikwhan Oh, FSA, MAAA, actuarial expert.


The following exhibits:

    1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


        A. (1) Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Single Premium Variable Life Account. (Note 7)


            (2) Not Applicable

            (3) Distribution Contracts:


                (a) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company. (Note 7)

                (b) Proposed form of Agreement between Pruco Securities
                    Corporation and independent brokers with respect to the Sale of the Contracts. (Note 7)


                (c) Revised Schedule of Sales Commissions. (Note 1)

            (4) Not Applicable


            (5) (a)  Flexible Premium Variable Life Insurance Contract.
                (b)  Contract jacket for use in Georgia and Maryland. (Note 2)
                (c)  Contract data page for use in South Dakota. (Note 2)
                (d)  Contract data page for use in Minnesota. (Note 2)
                (e)  Contract page 5 for use in Colorado and North Dakota.
                     (Note 2)
                (f)  Contract page 6 for use in Colorado and North Dakota.
                     (Note 2)
                (g)  Contract page 7 for use in Missouri. (Note 2)
                (h)  Contract page 8 for use in Missouri. (Note 2)
                (i)  Contract page 7 for use in South Carolina. (Note 2)
                (j)  Contract page 7 for use in Oklahoma. (Note 2)
                (k)  Unisex Endorsement for use in Montana. (Note 2)
                (l)  Contract jacket for use in Pennsylvania. (Note 2)
                (m)  Contract jacket for use in Minnesota. (Note 2)
                (n)  Contract jacket for use in Texas. (Note 2)
                (o)  Contract jacket for use in Virginia. (Note 2)
                (p)  Contract page 5 for use in Massachusetts. (Note 2)
                (q)  Contract page 5 for use in Texas. (Note 2)
                (r)  Contract page 5 for use in Pennsylvania. (Note 2)
                (s)  Contract page 6 for use in Pennsylvania. (Note 2)
                (t)  Contract page 7 for use in Kentucky. (Note 2)
                (u)  Contract page 7 for use in Texas. (Note 2)
                (v)  Contract page 7 for use in Connecticut. (Note 2)
                (w)  Contract page 7 for use in Pennsylvania. (Note 2)
                (x)  Contract page 9 for use in Connecticut and Kentucky.
                     (Note 2)
                (y)  Contract page 9 for use in Texas. (Note 2)
                (z)  Contract page 11 for use in Massachusetts. (Note 2)
                (aa) Contract page 11 for use in Kentucky. (Note 2)
                (bb) Contract page 11 for use in Pennsylvania. (Note 2)
                (cc) Contract page 13 for use in Kentucky. (Note 2)

                (dd) Contract page 19 for use in Pennsylvania. (Note 2)
                (ee) Contract jacket for use in Massachusetts. (Note 2)
                (ff) Contract Endorsement for use in California. (Note 2)
                (gg) Contract page 8 for use in Texas. (Note 2)
                (hh) Contract page 9 for use in Connecticut. (Note 2)
                (ii) Contract page 10 for use in Texas. (Note 2)
                (ji) Contract page 11 for use in Texas. (Note 2)
                (kk) Contract page 13 for use in Texas. (Note 2)
                (ll) Contract page 19 for use in Texas. (Note 2)
                (mm) Contract page 12 for use in Texas. (Note 2)
                (nn) Contract page 17 for use in Texas (Note 2)



            (6)

                (a) Articles of Incorporation of Pruco Life Insurance Company,
                    as amended October 19, 1993. (Note 9)


                (b) By-laws of Pruco Life Insurance Company, as amended May 6,
                    1997. (Note 4)


            (7) Not Applicable

            (8) Not Applicable

            (9) Not Applicable

            (10)


                (a) Application Form for Flexible Premium Variable Life
                    Insurance Contract. (Note 2)

                (b) Supplement to the Application for Flexible Premium Variable
                    Life Insurance Contract. (Note 2)

                (c) Supplement to the Application for Flexible Premium Variable
                    Life Insurance Contract. (Note 2)

            (11)  Revised Form of Notice of Withdrawal Right. (Note 2)

            (12) Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)
                  (b)(13)(v)(B). (Note 2)

            (13)
                (a) Living Needs Benefit Rider for use in Florida. (Note 2)

                (b) Living Needs Benefit Rider for use in all other approved jurisdictions. (Note 2)


    2.  See Exhibit 1.A.(5).


    3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)


    4.  None.

    5.  Not Applicable.

    6. Opinion and Consent of Ikwhan Oh, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

    7.  Powers of Attorney:


        (a) Esther H. Milnes, I. Edward Price, Ira J.
            Kleinman  (Note 3)

        (b) Kiyofumi Sakaguchi (Note 5)

        (c) James J. Avery, Jr. (Note 6)

        (d) Dennis G. Sullivan (Note 8)

        (e) David R. Odenath, Jr. (Note 10)

(Note 1)  Filed herewith.


(Note 2) Incorporated by reference to Post-Effective Amendment No. 23 to Form S-6, Registration No. 2-99260, filed April 29, 1999, on behalf of the Pruco Life Single Premium Variable Life Account.




(Note 3) Incorporated by reference to Form 10-K, Registration No. 33-08698, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.




(Note 4) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997, on behalf of the Pruco Life Insurance Company.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6, Registration No. 33-49994, filed April 28, 1997 on behalf of the Pruco Life PRUvider Variable Appreciable Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 22 to this Registration Statement, filed April 27, 1998.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 6 to Form S-1, Registration No. 33-86780, filed April 12, 1999 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 9) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 7 to Form
          S-1, Registration No. 33-86780, filed April 12, 2000 on behalf of the Pruco Life Variable Contract Real Property Account.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereto affixed and attested, all in the City of Newark and the State of New Jersey, on this 25th day of April, 2000.



(SEAL)           PRUCO LIFE SINGLE PREMIUM VARIABLE LIFE ACCOUNT

                                  (Registrant)

                        BY: PRUCO LIFE INSURANCE COMPANY

                                   (Depositor)

Attest: /s/ CLIFFORD E. KIRSCH                     By: /s/ ESTHER H. MILNES
        ---------------------------------              -----------------------
        CLIFFORD E. KIRSCH                             ESTHER H. MILNES
        CHIEF LEGAL OFFICER AND SECRETARY              PRESIDENT


       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of April, 2000.



SIGNATURES                         TITLE
----------                         -----

 /s/  *                            President and Director         April 25,2000
----------------------------
      ESTHER H. MILNES


 /s/  *                            Vice President and Chief Accounting Officer
----------------------------       (Principal Financial and Chief Accounting
      DENNIS G. SULLIVAN           Officer)


 /s/  *                            Director
----------------------------
      JAMES J. AVERY, JR.



 /s/  *                            Director
----------------------------
      IRA J. KLEINMAN


 /s/  *                            Director
----------------------------
      DAVID R. ODENATH, JR.


 /s/  *                            Director          By: /s/ CLIFFORD E. KIRSCH
---------------------------                              -----------------------
      I. EDWARD PRICE                                      CLIFFORD E. KIRSCH
                                                           (Attorney-in-Fact)

 /s/  *                            Director
----------------------------
      KIYOFUMI SAKAGUCHI

                                  EXHIBIT INDEX




3. Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered.

6. Opinion and Consent of Ikwhan Oh, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.


24. Consent of PricewaterhouseCoopers LLP, independent accountants.